UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT of 1934
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☐	Preliminary Information Statement
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☒	Definitive Information Statement

DOORDASH, INC.

(Name of Registrant As Specified In Charter)

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INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
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NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION
Dear Stockholders of DoorDash, Inc.:
We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on August 6, 2026 (the “Record Date”), of Class A common stock, par value $0.00001 per share (“Class A common stock”), and Class B common stock, par value $0.00001 per share (“Class B common stock”), of DoorDash, Inc. (the “Company,” “we” or “our”).
The purpose of the accompanying Information Statement is to inform our stockholders that on August 6, 2026, stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On August 6, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.
The “Consenting Stockholders” are, collectively, Tony Xu; Article 3 Trust Under OBX Family Trust, for which a third party serves as Trustee; Article 3 Trust Under TBX Family Trust, for which a third party serves as Trustee; Article 4 Trust Under Library Trust, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Article 2 Trust Under TXX Annuity Trust #3, for which Mr. Xu and a third party serve as Co-Trustees; Article 3 Trust Under TXX Annuity Trust #1, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Article 3 Trust Under TXX Annuity Trust #2, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Andy Fang; Mr. Fang, as Trustee of The AF Living Trust UTA dated 9/4/19; Mr. Fang, as Trustee of the AF 2025 GRAT; GST Exempt Family Trust Created under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Non-GST Exempt Family Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Wendy Fang Lam Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Charlie Fang Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Jenny Fang Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Stanley Tang; Mr. Tang, as Trustee of The ST Trust under agreement dated October 2, 2019; Happy Ally Limited; and Treasure Insight Limited. As of the Record Date, the Consenting Stockholders together held 25,884 shares of Class A common stock and 24,215,044 shares of Class B common stock, representing approximately 54.2% of the voting power of our outstanding shares of capital stock entitled to vote.
The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of this Notice and the accompanying Information Statement to our stockholders. This Notice and the accompanying Information Statement is first being mailed to stockholders on or about August 27, 2026.
The Nevada Reincorporation was unanimously approved and recommended by our board of directors on August 6, 2026, prior to the effectiveness of the Written Consent.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Tony Xu
Co-Founder, Chief Executive Officer, and Chair of the Board

August 27, 2026

DoorDash, Inc.
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “DoorDash, Inc.,” “DoorDash,” the “Company,” “we,” “us” and “our” and similar expressions refer to DoorDash, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding Class A common stock, par value $0.00001 per share (“Class A common stock”), and Class B common stock, par value $0.00001 per share (“Class B common stock” and together with the Class A common stock, “common stock”), voting together as a single class, took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”) pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On August 6, 2026, our board of directors (the “Board”) unanimously approved and recommended the Nevada Reincorporation for approval by the Company’s stockholders. Following such Board approval, on August 6, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving the Nevada Reincorporation, including the resolutions of our Board approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”).
This Information Statement is being sent on August 27, 2026 to the Company’s stockholders of record as of the close of business on August 6, 2026 (the “Record Date”) that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).
We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A common stock and Class B common stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The Action by Written Consent
Section 228 of the DGCL, Article VIII.5 of the Restated Certificate of Incorporation of the Company (the “Delaware Charter”) and Section 2.10 of the Company’s Amended and Restated Bylaws (the “Delaware Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and, pursuant to the Delaware Charter, the action is first recommended or approved by our Board. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation requires approval by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
The “Consenting Stockholders” are, collectively, Tony Xu; Article 3 Trust Under OBX Family Trust, for which a third party serves as Trustee; Article 3 Trust Under TBX Family Trust, for which a third party serves as Trustee; Article 4 Trust Under Library Trust, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Article 2 Trust Under TXX Annuity Trust #3, for which Mr. Xu and a third party serve as Co-Trustees; Article 3 Trust Under TXX Annuity Trust #1, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Article 3 Trust Under TXX Annuity Trust #2, for which Mr. Xu’s spouse and a third party serve as Co-Trustees; Andy Fang; Mr. Fang, as Trustee of The AF Living Trust UTA dated 9/4/19; Mr. Fang, as Trustee of the AF 2025 GRAT; GST Exempt Family Trust Created under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Non-GST Exempt Family Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Wendy Fang Lam Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Charlie Fang Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Jenny Fang Non-GST Exempt Trust under the Fang Family 2019 Irrevocable Trust, for which a third party serves as Trustee; Stanley Tang; Mr. Tang, as Trustee of The ST Trust under agreement dated October 2, 2019; Happy Ally Limited; and Treasure Insight Limited. Messrs. Xu, Fang, and Tang are the co-founders of the Company. Mr. Xu is the Company’s Chief Executive Officer and Chair of our Board. Mr. Fang is the Company’s Head of LaunchPad and a member of the Board. Mr. Tang is the Company’s Head of DoorDash Labs and a member of the Board.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you. Pursuant to Section 266 of the DGCL, approval of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon was required to approve the Nevada Reincorporation.
As of the Record Date, there were 409,082,893 shares of Class A common stock outstanding and entitled to vote, and 24,215,044 shares of Class B common stock outstanding and entitled to vote. On August 6, 2026, the Company received the Written Consent from the Consenting Stockholders approving the Nevada Reincorporation. Receipt of the Written Consent from the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon, on a combined basis, following approval by our Board, satisfies the requirements of Section 266 of the DGCL.
Notice Pursuant to Section 228(e) of the DGCL
Our Board has unanimously approved, and recommended that our stockholders approve, the Nevada Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopt the Nevada Reincorporation Resolutions included as Appendix A to this Information Statement.
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Nevada Reincorporation
The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.
Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
•	The Company will continue in existence as a Nevada Corporation and will continue to operate our business under the current name, “DoorDash, Inc.”
•	The corporate existence of DoorDash, Inc. will not cease in, or as a result of, the Nevada Reincorporation.
•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Nevada law. See the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

•
The Company will cease to be governed by our currently in-effect Delaware Charter and our currently in-effect Delaware Bylaws, and will instead be governed by the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), the forms of which are included as Appendix C and Appendix D, respectively, to this Information Statement.

•
The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices, number of employees, outstanding obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Nevada Reincorporation).

•
Each outstanding share of our Class A common stock will be automatically converted into one outstanding share of Class A common stock of the Nevada Corporation (the “Nevada Class A common stock”) pursuant to the Plan of Conversion.

•
Each outstanding share of our Class B common stock will be automatically converted into one outstanding share of the Class B common stock of the Nevada Corporation (the “Nevada Class B common stock”) pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
•
Each outstanding restricted stock unit (“RSU”), option or right to acquire shares of our Class A common stock will continue in existence and automatically become an RSU, option or right to acquire an equal number of shares of Nevada Class A common stock under the same terms and conditions. Further, with respect to equity awards granted to Messrs. Xu, Fang, and Tang prior to our initial public offering and subject to equity exchange right agreements, each of Messrs. Xu, Fang, and Tang will continue to have the right (but not an obligation) to require us to exchange any shares of Class A common stock received upon the exercise of options to purchase shares of Class A common stock or the vesting and settlement of RSUs related to shares of Class A common stock for an equivalent number of shares of Class B common stock.

•
Our Class A common stock will continue to be traded on The Nasdaq Global Select Market under the symbol “DASH”. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation.

We anticipate that the Nevada Reincorporation will become effective as soon as practicable following the date hereof but no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. We refer to the time at which the Nevada Reincorporation becomes effective as the “Effective Time”. In connection with the Nevada Reincorporation, the Company intends to make all necessary filings with the Nevada Secretary of State and the Delaware Secretary of State to effectuate the Nevada Reincorporation, and does not anticipate making any other filings to effect the Nevada Reincorporation.
The Nevada Reincorporation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders.
Background of the Nevada Reincorporation
Like many U.S. corporations, DoorDash was originally incorporated in Delaware. Delaware has historically been the preferred state of incorporation for many U.S. corporations, primarily due to its traditionally well-defined, predictable and stable legal environment. Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware garnered the reputation of offering corporations and their counsel greater guidance and predictability on matters of corporate governance and transaction liability issues. However, in recent years, a discussion has emerged in the market over the legal landscape in Delaware, including as a result of cases that reached what many viewed as surprising results, an increasingly litigious environment and high-profile litigation outcomes that involved companies with controlling stockholders. At the same time, other states have attracted attention as potentially offering a more business-friendly, agile and predictable environment. In response to these developments, our Board undertook an examination of corporate domicile options, including remaining in Delaware or transitioning to another state, to determine if there was a better fit for our strategic objectives. This process ultimately led to the formal evaluation of the Nevada Reincorporation detailed below.
Our Board’s Evaluation of the Nevada Reincorporation
The Board and management have regularly reviewed and monitored developments in Delaware corporate law as part of their ongoing oversight of the Company’s governance. Since 2024, members of the Board and management have been aware of the debate in the broader market concerning the benefits and drawbacks of Delaware as a corporate home. During that time, the Board and management have also taken note of corporate law developments in Delaware as well as certain other states’ initiatives to enhance their attractiveness as alternative jurisdictions for incorporation. On April 29, 2026, the Board met with representatives of Wilson Sonsini Goodrich & Rosati P.C. (“Wilson Sonsini”), the Company’s outside legal counsel, for a comprehensive discussion of these issues and delegated to the Audit Committee (the “Committee”) the task of considering and making a recommendation to the full Board concerning a potential reincorporation of DoorDash in light of its business needs. On May 11, 2026, the Committee met with representatives of Wilson Sonsini to discuss the purpose of the Committee’s evaluation and fiduciary duties, the benefits and risks of

Delaware incorporation in light of the Company’s current and future business needs, and the emergence of other potentially more favorable jurisdictions for incorporation, with a focus on Nevada and Texas, based on predominant market practices and other factors relevant to the Company’s business. During this meeting, the Committee received updates on reincorporation market activity and developments and the considerations and process involved in a potential reincorporation, and the Committee engaged in deliberations regarding these topics and the factors to consider when determining whether a reincorporation would be advantageous to the Company and its stockholders. On June 22, 2026, the Committee met with representatives from a nationally recognized investment bank serving as its financial advisor and Wilson Sonsini to discuss the general environment for corporate domicile, including reincorporations out of Delaware among comparable companies, as well as investor and market perspectives regarding these matters. The Committee also considered governance changes that would be permissible under Nevada and Texas law.
In considering Nevada specifically, the Committee discussed the advantages of Nevada law, particularly its statute-based approach to corporate law and the reputation of its legal environment for predictability. The Committee considered the stability of the framework provided by Nevada’s codified corporate standards for directors and officers, which would enable the Board and management to remain focused on executing our corporate strategy and driving long-term value creation for our stockholders. The Committee also noted that Nevada takes a different approach than Delaware with respect to the treatment of significant stockholders. The resulting level of legal certainty would, in the Committee’s view, minimize the possible distraction of unmeritorious and costly nuisance litigation, and serve as a competitive advantage for attracting and retaining the qualified directors and officers necessary to support our culture of innovation, and consequently protect stockholder interests and maximize the long-term value of the Company. During these meetings, the Committee also considered the continually evolving legal landscape in Delaware, including the introduction and enactment of the DGCL Amendments (as defined below), the court proceedings over their constitutionality and that the DGCL Amendments have received little meaningful judicial interpretation to date.
On June 22, 2026, the Committee determined to formally recommend a reincorporation of DoorDash from Delaware to Nevada by conversion. On July 29, 2026, the full Board met with representatives of Wilson Sonsini to discuss the Committee’s recommendation. As part of its evaluation, the Board considered the potential benefits and drawbacks of remaining in Delaware compared to reincorporating to other jurisdictions, specifically Nevada and Texas, as well as other considerations, including recent market practice, implications for stockholders, and the overall reincorporation process. The Board concluded that Nevada appeared to be an attractive alternative to Delaware in light of Nevada’s innovative corporate statutes and business-oriented legal environment. Based on the Committee’s unanimous recommendation, the Board agreed on July 29, 2026 to pursue a reincorporation into Nevada, and, on August 6, 2026, the Board unanimously approved by written consent the Nevada Reincorporation and the related Nevada Reincorporation Resolutions and recommended that our stockholders approve the Nevada Reincorporation, including the Plan of Conversion, Nevada Charter, and Nevada Bylaws, and adopt the Nevada Reincorporation Resolutions. On August 6, 2026, the Consenting Stockholders approved the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolutions by written consent in lieu of a meeting.
Reasons for the Nevada Reincorporation
Our Board believes the Nevada Reincorporation is in the best interests of the Company and its stockholders, as discussed above. DoorDash’s management and Board believe that the Company will be best positioned to pursue its corporate strategy within the more predictable, statute-based legal environment that Nevada provides.
Our Board and the Committee determined that to support the Company’s strategy and mission it would be advantageous for the Company to have a predictable, statute-based legal environment. The Board and the Committee considered Nevada’s statute-based approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability in governance and litigation than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making, which we view as a competitive advantage for our Board and management as the legal and regulatory landscape in which the Company operates continues to evolve. The Board and the Committee also considered the increasingly litigious environment in Delaware, which has engendered costly and less meritorious litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team. The Board and the Committee believe that a more predictable legal environment will better allow the Company to pursue its strategy and mission.
Furthermore, by potentially reducing the risk of unmeritorious nuisance lawsuits being filed against our directors and officers, we believe the Nevada Reincorporation may help us more effectively attract and retain the qualified directors and officers required to drive the Company’s growth. Ultimately, this enables our Board and management to remain entirely focused on investing in our business and executing our strategic vision, which will best position DoorDash for long-term success.
Certain Risks Associated with the Nevada Reincorporation
Although our Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and officers under Delaware and Nevada law, see the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
Certain Differences Between Delaware and Nevada Law. Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially similar, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
As an example, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies, or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community, all referred to as “constituency considerations.” Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders (unless the corporation is specifically incorporated as a public benefit corporation). As a result, under Nevada law, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.
In addition, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger of record stockholders, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. The NRS also provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these inspection rights are generally not available for stockholders of publicly traded companies like DoorDash.
The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. The absence of such requirements can lead to abuse of the right of stockholders to seek books and records under the DGCL. In addition, the practice in Delaware as reflected in the case law and statutory law currently provides for more expansive books and records that are made available to stockholders in a Delaware corporation than for a Nevada corporation. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
Our Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. A potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada, although in the Nevada Charter, the Company has opted out of these provisions. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removal for cause and removals without cause (unless specified in the articles of incorporation), and a two-thirds vote is generally required to remove any director.

Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions and in general, the NRS allows directors to consider all relevant facts, circumstances, contingencies, or constituencies, which may include the short-term and long-term interests of stockholders, but which may also include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.
Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes. The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts that have produced extensive case law interpreting Delaware law. Trials in the Court of Chancery are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Nevada has adopted comprehensive, modern, and flexible statutes that the Nevada Legislature, which meets every other year, updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited than Delaware due in part to Nevada’s more statute-based approach.
As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a definitive answer and a Nevada court must decide as a matter of first impression. The familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, with respect to the Nevada Corporation. This view regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on our business.
On March 25, 2025, amendments to the DGCL intended to address recent concerns with transactional certainty and the litigation atmosphere in Delaware, including as a result of some of the high-profile cases that are considered reasons for why companies may choose to move out of Delaware and reincorporate into another state, were enacted into law (the “DGCL Amendments”). Although our Board considered that the DGCL Amendments could address some of the concerns that motivated the Board’s evaluation, the Board believes that the DGCL Amendments are recent, have not been thoroughly tested through judicial interpretation, and do not fully address the broader advantages of Nevada’s statute-based approach. Moreover, the DGCL Amendments do not alter the fundamental reliance on common law development in Delaware, which remains subject to change through future judicial decision. The Board determined that Nevada’s comprehensive statutory framework provides a more durable foundation for the predictability and certainty the Company requires.
Reincorporation Costs and Litigation Risk. We have incurred and will incur certain non-recurring costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We could face legal challenges in connection with the Nevada Reincorporation, and we may also face additional media or employee scrutiny. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed, except for any litigation-related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
What Changes After the Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to generally parallel the Delaware Charter and the Delaware Bylaws. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of our Board following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all of the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is qualified in its entirety by reference to the complete text of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Limitation of Liability of Directors and Officers (Charter, Statute)
The Delaware Charter provides that, to the fullest extent permitted by law, no director or officer of the Company shall be personally liable for monetary damages for breach of fiduciary duty as a director or officer. The DGCL provides that the liability of directors or officers cannot be eliminated or limited (i) for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) in the case of directors, for the payment of unlawful dividends, stock repurchases or redemptions; (iv) for any transaction in which the director or officer derived an improper personal benefit; or (v) in the case of officers, in any action by or in the right of the corporation.

The Nevada Charter eliminates or limits the liability of directors and officers to the fullest extent permitted by the NRS. The NRS provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud, or a knowing violation of law. Nevada law, which covers both directors and officers, does not distinguish as to types or subsets of fiduciary duties and as such does not categorically exempt breaches of the duty of loyalty from exculpation. Liability of directors for improper payment of distributions is subject to the same exculpatory standard applicable to other liabilities.

Removal of Directors (Charter, Bylaws, Statute)
The Delaware Charter provides that any director may be removed as provided in the DGCL. Under the DGCL, so long as our Board is classified, stockholders may remove directors only for cause unless otherwise provided in the Delaware Charter. The Delaware Charter provides that, for the purpose of determining whether a director is subject to removal for cause, cause shall be deemed to include any director’s intentional failure to deliver a resignation in compliance with the resignation requirements related to the election of directors as set forth in the Delaware Bylaws. The Delaware Bylaws provide that any director may be removed from office only as

The Nevada Charter provides that any director may be removed by stockholders only for cause by not less than the minimum percentage of the voting power of the issued and outstanding shares of our stock entitled to vote thereon then permitted under and in accordance with NRS 78.335. Currently, under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Bylaws provide that any director may be removed from office only as contemplated in the Nevada Charter and Nevada Bylaws.

Provision	Delaware	Nevada
contemplated in the Delaware Charter or the Delaware Bylaws.
Waiver of Jury Trials (Charter)
There is no corresponding provision in the Delaware Charter or Delaware Bylaws. Jury trials are generally not available in the Delaware Court of Chancery, which is the exclusive forum designated by the Delaware Bylaws for actions governed by the internal affairs doctrine as discussed in greater detail below.

The Nevada Charter provides that, to the fullest extent permitted by the NRS and not inconsistent with any applicable laws of the United States, any and all internal actions (as defined in NRS 78.046) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury.

Notice of Stockholders’ Meetings (Bylaws)
Under the DGCL and Delaware Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at the meeting, the record date for determining stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting), and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Under the NRS and Nevada Bylaws, a notice of a stockholders’ meeting must state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at the meeting, the record date for determining stockholders entitled to notice of and to vote at the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Proxies (Bylaws, Statute)	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from its date unless the proxy provides for a longer period.
Under the NRS and the Nevada Bylaws, no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the NRS.

Board Committees (Bylaws, Statute)
Under the DGCL and the Delaware Bylaws, a committee of the Board must consist of one or more directors of the Company and shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.

The NRS and the Nevada Bylaws, (i) provide that each committee must include at least one director of the Company but, unless the Nevada Charter or Nevada Bylaws provide otherwise, the Board may appoint natural persons who are not directors to serve on committees and (ii) do not contain a similar limitation on the authority of board committees.

Required Officers (Bylaws)	Under the Delaware Bylaws, the officers of the Company shall be a chief executive officer, a president and a secretary, and the Company may have such other officers at the discretion of the Board.
Under the Nevada Bylaws, the officers of the Company shall be a president, a treasurer, and a secretary or equivalents thereof, and the Company may have such other officers at the discretion of the Board.

Provision	Delaware	Nevada
Forum for Adjudicating Disputes (Bylaws)
Under the Delaware Bylaws, subject to limited exceptions, the Delaware Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

The Nevada Bylaws, as permitted by NRS 78.046, provide that the Nevada Court (as defined below) will be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (i) brought derivatively on behalf of the Company, (ii) asserting a claim for breach of a fiduciary duty owed by any current or former director, stockholder, officer or other employee or fiduciary of the Company to the Company or the Company’s stockholders, (iii) constituting an internal action (as defined in NRS 78.046), including any such action asserting a claim against the Company arising pursuant to any provision of Title 7 of the NRS, the Nevada Charter or the Nevada Bylaws or any voting trust or other voting agreement or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) to interpret, apply, enforce or determine the validity of the Nevada Charter or Nevada Bylaws, or (v) asserting a claim governed by the internal affairs doctrine. “Nevada Court” means the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada; provided that, if the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, does not have jurisdiction over any such action, suit or proceeding, then the Second Judicial District Court of the State of Nevada in Washoe County, Nevada, shall be the sole and exclusive forum therefor; provided further that, if neither such court has jurisdiction over any such action, suit or proceeding, then any federal district court located within the State of Nevada shall be the sole and exclusive forum therefor; and provided further that, if none of the foregoing courts has jurisdiction over such action, suit, or proceeding, then any state district court of the State of Nevada which has such jurisdiction shall be the sole and exclusive forum therefor. The Nevada Bylaws further provide that the federal district courts of the United States of America shall be

Provision	Delaware	Nevada

the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.

The exclusive forum selection provisions in the Nevada Bylaws do not apply to any action brought to enforce a duty or liability created by the Exchange Act.

Any person or entity purchasing or otherwise acquiring any interest in any of our securities shall be deemed to have notice of and consented to these provisions. These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees. The enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable. If a court were to find the exclusive forum provisions in the Nevada Bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could adversely affect our results of operations.

Acquisition of Controlling Interests (Bylaws, Statute)	Neither the Delaware Bylaws nor the DGCL contain provisions similar to the NRS relating to the acquisition of controlling interests.
The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section entitled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. However, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. At the same time, Delaware law and the Delaware Charter and Delaware Bylaws also contain provisions that may have the effect of deterring hostile takeover attempts.
In general, a hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of temporal changes in stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation, and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction.
In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.
Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, including the potential to provide them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter. Both the Delaware Charter and Nevada Charter allow our Board alone to set the size of the Board and limit the ability of our stockholders to fill directorship vacancies to certain circumstances, in each case, subject to the rights of the holders of any series of our preferred stock.
Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects, although in the Nevada Charter, the Company has opted out of these provisions. Nevada also has a “control share” statute (regulating the acquisition of shares that would give the acquiror voting power above specified thresholds) where certain “control shares” can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws. Additionally, when a Nevada corporation has a classified board, directors may be removed with or without cause (unless otherwise provided in the articles of incorporation), unlike in Delaware where cause is generally required for removal. However, the Nevada Charter provides that directors may only be removed for cause. Under Nevada law, the default stockholder voting standard for the removal of directors is currently two-thirds of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding voting power.
In addition, Nevada has a statute that allows directors and officers of a corporation to take into account constituencies when considering any decision and, in doing so, directors and officers are not required to consider as a dominant factor the effect of any proposed transaction on any particular group or constituency having an interest in the corporation, including a change in control transaction, as further described under the section entitled “Certain Differences in Stockholder Rights under Delaware and Nevada Law—Flexibility for Decisions, Including Takeovers” below. This could have the effect of deterring any potential or actual change in control transaction.
Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement if warranted from time to time in the judgment of our Board.

Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter, and the Nevada Bylaws.
The statutory corporate laws of Nevada, as set forth in the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the DGCL, as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.
Flexibility for Decisions, Including Takeovers. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the codified business judgment rule if they have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. The NRS further provides, however, that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies, or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, directors may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies, or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.
Fiduciary Duties and Business Judgment. Under Delaware law, the standards of conduct for directors and officers have mostly developed through Delaware case law. Generally, directors and officers must exercise a duty of care and a duty of loyalty to the corporation and its stockholders. The “business judgment rule,” as developed in Delaware case law, provides that Delaware courts will generally defer to the decisions of the board of directors if such decisions are made in good faith, on an informed basis, in the honest belief that the action or inaction is in the best interests of the corporation and its stockholders, and by disinterested directors and without a disabling conflict. Additionally, under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends this statutory protection for reliance on such persons to corporate officers unless otherwise waived.
Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, the fiduciary duties of directors and officers of Nevada corporations are codified in the NRS. As a matter of statute, directors and officers, in exercising their respective powers, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In exercising such powers, directors and officers may rely on information, opinions, reports, books of account or statements, including financial statements, and other financial data prepared or presented by directors, officers or employees of the corporation who are reasonably believed to be reliable and competent in the matters prepared or presented. Reliance may also be extended to legal counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Director Compensation. The DGCL provides that, unless otherwise restricted in the certificate of incorporation or bylaws, the board of directors has the authority to fix the compensation of directors, but the DGCL does not otherwise have a specific statute on the fairness of director compensation. Similarly, NRS 78.140 provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity, and if the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
Business Opportunities. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.
Controlling Stockholder Matters. Delaware courts have held that controlling stockholders owe fiduciary duties to the company and minority stockholders in various circumstances and apply the “entire fairness” standard of judicial review to various transactions involving a controlling stockholder conflict of interest, absent the use of certain cleansing mechanisms. The DGCL Amendments codify a number of principles that previously were developed in case law related to controlling stockholders and make certain adjustments to those principles in order to provide more statutory certainty to these matters. The DGCL Amendments define a “controlling stockholder” as a stockholder that either (1) owns or controls a majority in voting power of the outstanding capital stock entitled to vote generally in the election of directors, or has the right to elect a majority of the board, or (2) has the power functionally equivalent to that of a stockholder that owns or controls a majority in voting power of the outstanding capital stock entitled to vote generally in the election of directors and owns, either as a single stockholder or through a control group, at least 33% of the voting power of the outstanding capital stock entitled to vote generally in the election of directors and has control through the power to exercise managerial authority over the business and affairs of the corporation. The DGCL Amendments also provide that most controlling stockholder conflicts can be cleansed without the use of both an independent board committee and a minority stockholder vote, and instead permit controlling stockholder conflicts to be cleansed through either procedural mechanism; however, in certain going-private transactions in which the controlling stockholder acquires remaining shares, both mechanisms must be used to receive business judgment rule protection. Finally, the DGCL Amendments confirm that controlling stockholders cannot be liable for monetary damages for breach of the duty of care.
In 2025, NRS 78.240 was amended to further clarify the fiduciary duties of controlling stockholders and establish certain procedures to create a favorable presumption in connection with transactions involving a controlling stockholder. NRS 78.240 defines a “controlling stockholder” as a stockholder having voting power, by virtue of relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. NRS 78.240 also provides that the only fiduciary duty owed by a controlling stockholder is to refrain from exerting undue influence over a director or officer with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer that (a) results in liability for such director or officer under NRS 78.138, and (b) involves a contract or transaction where the controlling stockholder has a material and nonspeculative financial interest and results in a material, nonspeculative and nonratable financial benefit to the controlling stockholder, which benefit excludes (and results in a material and nonspeculative detriment to) the other stockholders generally. NRS 78.240 further provides that a controlling stockholder is presumed to have not breached its fiduciary duty if the underlying transaction is approved by either (1) a committee of only disinterested directors, or (2) the corporation’s board of directors upon such a committee’s recommendation. Finally, under Nevada law, a stockholder is not individually liable to the corporation or its stockholders or creditors unless: (1) the stockholder is a controlling stockholder; (2) the above-referenced presumption has been rebutted; and (3) it is proven that the controlling stockholder breached the fiduciary duty described above.
In addition to these recent statutory amendments, the Nevada Supreme Court has previously clarified that Nevada’s codified business judgment rule, and not an “entire fairness” standard, applies to judicial review of director and officer actions in the context of a transaction involving a controlling stockholder.
Limitation on Personal Liability of Directors and Officers. The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.
The DGCL precludes liability limitation for directors and officers for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for any transaction from which the director or officer derived an improper personal benefit. The DGCL also precludes liability limitation for directors for the unlawful payment of dividends or unlawful repurchase of stock. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief ﬁnancial officer, chief operating officer, chief legal officer, controller, treasurer, and chief accounting officer, as well as any other persons identiﬁed as “named executive officers” in a company’s most recent SEC ﬁlings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director and officer liability to the fullest extent permitted by Delaware and Nevada law, respectively.

Indemnification. The DGCL and the NRS each permit corporations to indemnify directors, officers, employees, and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees, and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit, or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees, or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit, or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors, or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors, or independent counsel, must determine that the indemnification is proper.
The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, and such misconduct, fraud, or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification of directors and officers to the fullest extent permitted by the applicable laws, subject to certain specified exceptions.
Advancement of Expenses. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or the DGCL. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition, upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officers and directors in advance of the final disposition of an action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Indemnification Agreements. We have entered into indemnification agreements with our directors and officers that provide for advancement of expenses and generally provide for indemnification to the fullest extent allowed by Delaware law. We intend to enter into similar agreements under Nevada law upon the Nevada Reincorporation.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.
The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a Board that is classified into three classes.
Removal of Directors. Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, our Board is classified and any director may be removed as provided under Delaware law (i.e., only for cause, with the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors); provided, that, prior to the Voting Threshold Date (as defined below), an action by stockholders to remove a director in accordance with Section 2.9 of the Delaware Bylaws is permitted by written consent without a meeting and without prior recommendation or approval of the Board. The Delaware Charter further provides that for purposes of determining whether a director is subject to removal for cause, cause is deemed to include any director’s intentional failure to deliver a resignation in compliance with the resignation requirements related to the election of directors as set forth in the Delaware Bylaws.
The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or the applicable class or series of shares) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause (unless specified in the articles of incorporation). The Nevada Charter provides that any director may be removed from office by our stockholders only for cause by not less than the minimum percentage of the voting power of the issued and outstanding shares then entitled to vote thereon permitted under the NRS. The Nevada Charter contains provisions substantively similar to those in the Delaware Charter concerning stockholders’ ability to remove directors in specified circumstances as described above.
Vacancies. Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. Both the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws authorize only our Board to fill vacant directorships, including newly created seats, except that, until the first date on which the outstanding shares of our Class B common stock represent less than a majority of the total combined voting power of our Class A common stock and our Class B common stock (the “Voting Threshold Date”), if a director receives less than a majority of the votes cast at any election of directors, such director must resign or such director may be removed by the stockholders acting by written consent and without such action being first approved or recommended by our Board. In such circumstances, the stockholders may also fill the vacancy resulting from such resignation or removal within a specified time or the vacancy must remain until the next annual meeting of stockholders.
Increasing or Decreasing Authorized Capital Stock and Proportionately Increasing or Decreasing Issued and Outstanding Capital Stock. The NRS allows the board of directors of a corporation, unless otherwise provided in the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly and proportionately effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, unless the action either: adversely changes or alters any right or preference given to any other class or series of outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series unless the articles specifically deny the right to vote under such circumstances, as the Nevada Charter does with respect to our Class A common stock, Class C common stock, and preferred stock; or provides that only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series. Delaware law has no similar provision.
Amendment of the Charter. The DGCL provides that amendments to the certificate of incorporation must be approved and declared advisable by the board of directors and, except in certain limited circumstances, adopted by the holders of a majority of the voting power of the outstanding shares of stock of the corporation entitled to vote thereon (and majority of the voting power of the outstanding shares of stock of each class entitled to vote thereon as a class, as applicable).
The DGCL also generally provides that, if the shares of the affected class are listed on a national securities exchange immediately before the amendment becomes effective, then, unless the certificate of incorporation requires otherwise, an amendment to increase or decrease the number of authorized shares of such class, or to effect a reverse stock split of the shares of such class, may be adopted by the affirmative vote of the holders of a majority of the votes cast rather than a majority of the voting power of the outstanding shares.
Pursuant to the DGCL, holders of the outstanding shares of a class shall be entitled to vote as a class on an amendment to the certificate of incorporation, whether or not entitled to vote thereon by the certificate of incorporation, if such amendment (i) increases or decreases the aggregate number of authorized shares of such class (subject to certain limited exceptions as may be included in the certificate of incorporation), (ii) increases or decreases the par value of the shares of such class, or (iii) alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but does not so affect the entire class, then only the shares of the series so affected by the amendment would be considered a separate class for purposes of this class vote.
The DGCL provides that the number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock (the “Class Vote Opt Out”). The Delaware Charter includes the Class Vote Opt Out and further provides that, prior to the Final Conversion Date (as defined in the Delaware Charter), the Company will not directly or indirectly, whether by amendment or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of the Delaware Charter inconsistent with, or otherwise alter, any provision of the Delaware Charter relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B common stock without the prior affirmative vote of the holders of two-thirds of the outstanding shares of Class B common stock, voting as a separate class (the “Class B Protective Provision”).
After a corporation has first issued stock, the NRS provides that a resolution of the board of directors is required to propose an amendment to a corporation’s articles of incorporation and, except in limited circumstances, that the amendment must be approved by the affirmative vote of a majority of the voting power of the capital stock entitled to vote, as well as a majority of any class or series adversely affected unless that separate class or series vote is specifically denied in the articles of incorporation.
The NRS further provides that, if a corporation is a public company, the voting standard to increase or decrease the number of authorized shares of any class or series may be the default voting standard set forth in the corporation’s bylaws (which may be less than a majority of the voting power). Also, when the amendment to the articles of incorporation would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, or a series is adversely affected by an amendment in a different manner than other series of the same class, a separate class or series vote may be required unless that right is specifically denied in the articles of incorporation, as the Nevada Charter does with respect to our Class A common stock and Class C common stock. In addition, the Nevada Charter contains provisions substantially similar to the Class Vote Opt Out and the Class B Protective Provision in the Delaware Charter.
Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by (i) a majority of our whole Board, (ii) the chairperson of our Board, (iii) our chief executive officer, or (iv) our president. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.
Annual Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last election of directors.
Adjournment of Stockholder Meetings. Under the DGCL, unless the bylaws otherwise require, a corporation is generally not required to give notice of an adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, or (iii) set forth in the notice of meeting. However, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders;

(b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.
Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise provided in the Delaware Bylaws, in an election for directors that is not a contested election, each director shall be elected by the vote of the majority of the votes cast. The Delaware Bylaws also provide that, in a contested election, directors shall be elected by the vote of a plurality of the votes cast. For purposes of the Delaware Bylaws, (i) a majority of the votes cast means that the voting power of the shares cast “FOR” a director’s election exceeds the voting power of the shares cast “AGAINST” that director and (ii) a contested election is one in which, as of the date that is ten (10) calendar days in advance of the date we file our definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission (the “SEC”), the number of nominees exceeds the number of directors to be elected at the meeting. The Delaware Bylaws also provide that, except as otherwise provided by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, (i) action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and (ii) directors are elected at the annual meeting of stockholders by plurality vote. In general, the Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws. However, the Nevada Bylaws provide that, except as otherwise provided by law, the Nevada Charter, the Nevada Bylaws or the rules of any applicable stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares cast affirmatively or negatively at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless the stockholder specifies the length of time for which the proxy will continue in force, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, which are not subject to such seven year limitation, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Actions by Written Consent of Stockholders. The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
Before the Voting Threshold Date, the Delaware Charter, Nevada Charter and Nevada Bylaws permit stockholder action by written consent, only if the action is ﬁrst recommended or approved by the Board or relates to the removal of a director or filling of a vacancy on our Board as contemplated by the Delaware Bylaws and Nevada Bylaws, respectively. From and after the Voting Threshold Date, the Delaware Charter, Nevada Charter and Nevada Bylaws provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a meeting and may not be effected by written consent.
Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, (i) owns 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the past three years.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board of directors approves the business combination, and it is also approved at a stockholder meeting by at least 66 2/3% of the outstanding voting power of the voting stock not owned by the interested stockholder.
However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. Unlike Delaware’s three-year moratorium, the NRS imposes a moratorium that prohibits a business combination with an interested stockholder for up to four years, unless certain conditions are met. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The moratorium can be lifted by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. Absent such an advance approval, during the first two years after a person becomes an interested stockholder, a combination with the interested stockholder must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. After the initial two-year period, a combination remains prohibited for another two-year period (for a total of up to four years from the date the person first became an interested stockholder) unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combination statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Company has opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in a Nevada corporation’s original articles of incorporation or in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. As a result of the Company opting out of the provisions in the Nevada Charter (which would be the Company’s original articles of incorporation in Nevada), the restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations with or involving any person who otherwise could have been deemed an interested stockholder, including (to the extent applicable) our co-founders, Tony Xu, Andy Fang, and Stanley Tang and their affiliates.
Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.
Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
A corporation may opt out of the above controlling interest provisions of the NRS through a provision in its articles of incorporation or bylaws. In the Nevada Bylaws, the Company has opted out of these provisions.
Stockholder Vote for Mergers, Asset Sales, and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger, and (iii) either no shares of the common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
In the event of certain corporate transactions, including certain mergers and asset sales, the Delaware Charter generally provides that the assets of the Company legally available for distribution to stockholders will be distributed on an equal priority, pro rata basis to the holders of our common stock, subject to certain exceptions and unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of our Class A common stock, Class B common stock and Class C common stock, each voting as a separate class. The Nevada Charter contains a parallel provision.
Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Under NRS 92A.380, a stockholder is entitled to dissent from, and obtain payment for the fair value of the stockholder’s shares in the event of: (i) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133; (ii) consummation of a plan of conversion to which the corporation is a party; (iii) consummation of a plan of exchange in which the corporation is a party; (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares; (v) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation if Nevada’s control share statutes, as described above (and from which the Company has opted out in the Nevada Bylaws), were to apply; or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under NRS 92A.400, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Under NRS 92A.390, holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered with the SEC under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise, or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. NRS 92A.380 prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after the effective date of the corporate action from which such stockholder has dissented.
The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS. The mechanics and timing procedures vary between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Stockholder Inspection Rights. Section 220 of the DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.
The DGCL generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, and minutes of the board of directors and materials provided to the board of directors. The DGCL, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto, and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as DoorDash, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
Dividends and Other Distributions. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the requirement in clause (ii), the “balance sheet test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. We have provided in our Nevada Charter that the Company is specifically allowed to make any distribution that otherwise would be prohibited by the balance sheet test.
The Delaware Charter and the Nevada Charter provide that any dividends or other distributions paid to the holders of our common stock will be paid pro rata, on an equal priority basis, unless different treatment is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the class of common stock treated adversely, voting as a separate class.
Franchise Tax Savings and Filing Fees. The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. Typically, annual franchise taxes paid to the State of Delaware are approximately $250,000 for a company of our size, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and a fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, both of which are de minimis amounts. The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California and other states, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.

Certain Matters That Will Not Change After the Nevada Reincorporation
Apart from being governed by the Nevada Charter, the Nevada Bylaws, and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location. The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
Multi-Class Capital Structure. The Delaware Charter sets forth the terms and conditions for our multi-class capital structure. Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock, and automatically converts upon certain transfers or other conditions as defined in the Delaware Charter. The Delaware Charter also sets forth the terms and conditions of the Class C common stock, of which no shares are currently outstanding, including the terms and conditions for the conversion of such shares into shares of Class A common stock. The Nevada Charter provides for the same terms and conditions for our multi-class capital structure, including the circumstances in which the shares of Class B common stock and Class C common stock will automatically convert into shares of Class A common stock.
No Securities Law Consequences. We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A common stock will continue to be listed on The Nasdaq Global Select Market and traded under the symbol “DASH”. The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Appraisal Rights
Under the DGCL, holders of our Class A common stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement. Under the DGCL, holders of our Class B common stock are entitled to appraisal rights in connection with the Nevada Reincorporation but Tony Xu, Andy Fang, and Stanley Tang, together with the 16 stockholders affiliated with them, which collectively hold all of our outstanding Class B common stock, have consented to the Nevada Reincorporation and, accordingly, are not entitled to appraisal rights in connection therewith.
No Exchange of Stock Certificates Required. Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A common stock or Class B common stock will automatically be converted into one share of Nevada Class A common stock or Nevada Class B common stock, as applicable, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.
No Material Accounting Implications. Effecting the Nevada Reincorporation will not have any material accounting implications.
Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Nevada Reincorporation to holders of shares of Class A common stock and Class B common stock of the Delaware Corporation (together, the “Delaware common stock”). Each of the shares of Delaware common stock will be converted into one outstanding share of Class A common stock or Class B common stock of the Nevada Corporation (together, the “Nevada common stock”), as applicable, in connection with the Nevada Reincorporation.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Information Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware common stock that are U.S. holders (as defined below) and that hold their shares of Delaware common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware common stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and owners therein), holders that acquired their shares of Delaware common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, brokers, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders whose Delaware common stock is “qualified small business stock” within the meaning of Sections 1202 or 1045 of the Code, and holders that hold their shares of Delaware common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or non-U.S. tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware common stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds shares of the Delaware common stock, the tax treatment of a partner or an owner in the partnership or other pass-through entity will generally depend upon the status of the partner (or the owner), the activities of the partnership or other pass-through entity and certain determinations made at the partner level. Partnerships or other pass-through entities holding the Delaware common stock and the partners in such partnerships or owners of other pass-through entities should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.
Treatment of the Nevada Reincorporation. We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•
No gain or loss will be recognized by a U.S. holder of the Delaware common stock upon the conversion of such Delaware common stock into the Nevada common stock in connection with the Nevada Reincorporation;

•
The aggregate tax basis of the shares of the Nevada common stock received by a U.S. holder of shares of the Delaware common stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Delaware common stock converted into such shares of the Nevada common stock; and

•
The holding period of the shares of the Nevada common stock received by a U.S. holder of the Delaware common stock in connection with the Nevada Reincorporation will include the holding period of the Delaware common stock converted into such shares of the Nevada common stock.

Stockholders that have acquired different blocks of the Delaware common stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, shares of Nevada common stock received in the Nevada Reincorporation.
Information Reporting. A U.S. holder of the Delaware common stock that, immediately before the Nevada Reincorporation, owns at least 5% of the outstanding stock of the Company (by vote or value) or Delaware common stock with an adjusted basis of $1,000,000 or more will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Nevada Reincorporation occurs a statement setting forth certain information relating to the Nevada Reincorporation, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Nevada Reincorporation. Holders of the Delaware common stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.
THE U.S. FEDERAL INCOME TAX DISCUSSION ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR HOLDER OF THE DELAWARE COMMON STOCK. EACH U.S. HOLDER SHOULD CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES RESULTING FROM THE NEVADA REINCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of July 31, 2026 for:
•	each of our directors;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 408,994,382 shares of our Class A common stock, 24,302,737 shares of our Class B common stock, and no shares of our Class C common stock outstanding as of July 31, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of July 31, 2026 or issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of July 31, 2026, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o DoorDash, Inc., 303 2nd Street, South Tower, 8th Floor, San Francisco, California 94107. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Amount and nature of beneficial ownership
	Class A shares (#)	(%)	Class B shares (#)	(%)	Percent of Total Voting Power (%)
Executive Officers and Directors:
Tony Xu(1)(2)	1,500	*	11,099,103	43.5	24.2
Shares subject to voting proxies(2)	—	—	14,419,413	59.3	32.2
Total	1,500	*	25,518,516	100.0	55.5
Prabir Adarkar(3)	758,322	*	—	—	*
Ravi Inukonda(4)	142,206	*	—	—	*
Tia Sherringham(5)	31,270	*	—	—	*
Keith Yandell(6)	31,085	*	—	—	*
Jeffrey Blackburn(7)	5,181	*	—	—	*
Shona L. Brown(8)	29,170	*	—	—	*
L. John Doerr(9)	867,817	*	—	—	*
Andy Fang(10)	17,733	*	5,893,889	24.3	*
Milan Kovac(11)	838	*	—	—	*
Alfred Lin(12)	576,414	*	—	—	*
Elinor Mertz(13)	13,823	*	—	—	*
Diego Piacentini(14)	14,446	*	—	—	*
Ashley Still(15)	4,287	*	—	—	*
Stanley Tang(16)	15,708	*	3,539,382	14.5	*
All current executive officers and directors as a group (15 persons)(17)	2,509,800	*	20,532,374	80.5	44.9

	Amount and nature of beneficial ownership
	Class A shares (#)	(%)	Class B shares (#)	(%)	Percent of Total Voting Power (%)
5% Stockholders:
Entities affiliated with Sequoia Capital(18)	31,595,084	7.7	—	—	3.5
Vanguard Capital Management LLC(19)	27,144,745	6.6	—	—	3.0
BlackRock, Inc.(20)	24,007,000	5.9	—	—	2.7

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
1.
Consists of (i) 1,500 shares of Class A common stock and 3,588,449 shares of Class B common stock held of record by Mr. Xu, (ii) 305,425 shares of Class B common stock held of record by Article 3 Trust Under OBX Family Trust, for which a third party serves as Trustee, (iii) 305,425 shares of Class B common stock held of record by Article 3 Trust Under TBX Family Trust, for which a third party serves as Trustee, (iv) 241,190 shares of Class B common stock held of record by Article 4 Trust Under Library Trust, for which Mr. Xu’s spouse and a third party serve as Co-Trustees, (v) 1,617,016 shares of Class B common stock held of record by Article 2 Trust Under TXX Annuity Trust #3, for which Mr. Xu and a third party serve as Co-Trustees, (vi) 1,744,157 shares of Class B common stock held of record by Article 3 Trust Under TXX Annuity Trust #1, for which Mr. Xu’s spouse and a third party serve as Co-Trustees, (vii) 2,113,302 shares of Class B common stock held of record by Article 3 Trust Under TXX Annuity Trust #2, for which Mr. Xu’s spouse and a third party serve as Co-Trustees, and (viii) 1,184,139 shares of Class B common stock subject to stock options exercisable within 60 days of July 31, 2026.

2.
Messrs. Xu, Fang, and Tang have entered into a voting agreement and irrevocable proxy, pursuant to which Mr. Xu has the authority (and irrevocable proxy) to direct the vote and vote the shares of Class B common stock held by Messrs. Fang and Tang and their respective permitted entities and permitted transferees, at his discretion on all matters to be voted upon by stockholders.

3.
Consists of (i) 681,536 shares of Class A common stock held of record by Mr. Adarkar, (ii) 33,236 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026, and (iii) 43,550 shares of Class A common stock subject to stock options exercisable within 60 days of July 31, 2026.

4.
Consists of (i) 9,767 shares of Class A common stock held of record by Mr. Inukonda, (ii) 89,507 shares of Class A common stock held of record by Mr. Inukonda as a trustee of The RK Trust U/A DTD 03/11/2024, (iii) 37,851 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026, and (iv) 5,081 shares of Class A common stock subject to stock options exercisable within 60 days of July 31, 2026.

5.
Consists of (i) 16,351 shares of Class A common stock held of record by Ms. Sherringham and (ii) 14,919 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

6.
Consists of (i) 16,516 shares of Class A common stock held of record by Mr. Yandell and (ii) 14,569 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

7.
Consists of (i) 5,092 shares of Class A common stock held of record by Mr. Blackburn and (ii) 89 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

8.	Consists of 29,170 shares of Class A common stock held of record by Ms. Brown.
9.
Consists of (i) 7,083 shares of Class A common stock held of record by Mr. Doerr, (ii) 33,818 shares of Class A common stock held of record by KPCB DGF II Associates, LLC, the managing member of KPCB Digital Growth Fund II, LLC, and KPCB Digital Growth Founders Fund II, LLC (collectively, the “Kleiner entities”), (iii) 364,622 shares of Class A common stock held of record by Vallejo Ventures Trust for which Mr. Doerr and his spouse serve as trustees, and (iv) 462,294 shares of Class A common stock held of record by various investment entities controlled by Mr. Doerr. The managing members of KPCB DGF II Associates, LLC (Mr. Doerr, Mary Meeker and Theodore E. Schlein) exercise shared voting and dispositive control over the shares of Class A common stock held by the Kleiner entities. Mr. Doerr disclaims beneficial ownership over the shares of Class A common stock held by the Kleiner entities except to the extent of his pecuniary interest therein.

10.
Consists of (i) 14,536 shares of Class A common stock and 50,285 shares of Class B common stock held of record by Mr. Fang, (ii) 5,699,604 shares of Class B common stock held of record by Mr. Fang, as Trustee of The AF Living Trust UTA dated 9/4/19, (iii) 144,000 shares of Class B common stock held of record by Mr. Fang, as Trustee of the AF 2025 GRAT, and (iv) 3,197 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

11.
Consists of (i) 783 shares of Class A common stock held of record by Mr. Kovac and (ii) 55 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

12.
Consists of (i) 1,164 shares of Class A common stock held of record by Mr. Lin and (ii) 575,250 shares of Class A common stock held by an estate planning vehicle. Excludes shares of Class A common stock held by the entities affiliated with Sequoia Capital identified in footnote 18 below. Mr. Lin is a Partner at Sequoia Capital and is a director and stockholder of SC US (TTGP), Ltd. Mr. Lin disclaims beneficial ownership over the shares of Class A common stock held by the entities affiliated with Sequoia Capital identified in footnote 18 below, except to the extent of his pecuniary interest therein.

13.	Consists of 13,823 shares of Class A common stock held of record by Ms. Mertz.
14.
Consists of (i) 10,567 shares of Class A common stock held of record by Mr. Piacentini, (ii) 3,719 shares of Class A common stock held of record by View Different Inc., of which Mr. Piacentini is Managing Director and a stockholder, and (iii) 160 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

15.
Consists of (i) 1,476 shares of Class A common stock held of record by Ms. Still, (ii) 2,685 shares of Class A common stock held of record by Ms. Still as a trustee of The Still Family Trust U/A DTD 08/18/2008, and (iii) 126 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

16.
Consists of (i) 11,519 shares of Class A common stock and 7,828 shares of Class B common stock held of record by Mr. Tang, (ii) 3,499,914 shares of Class B common stock held of record by Mr. Tang, as Trustee of The ST Trust under agreement dated October 2, 2019,

(iii) 31,640 shares of Class B common stock subject to stock options exercisable within 60 days of July 31, 2026, and (iv) 4,189 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.
17.
Consists of (i) 2,352,778 shares of Class A common stock and 19,316,595 shares of Class B common stock beneficially owned by our executive officers and directors, (ii) 48,631 shares of Class A common stock and 1,215,779 shares of Class B common stock subject to stock options exercisable within 60 days of July 31, 2026, and (iii) 108,391 shares of Class A common stock issuable upon settlement of RSUs for which the service-based vesting condition would be satisfied within 60 days of July 31, 2026.

18.
Based solely on a Form 4 filed with the SEC on June 12, 2026, consists of (i) 27,571,691 shares of Class A common stock held of record by Sequoia Capital Fund, LP (“SCF”), (ii) 3,509,346 shares of Class A common stock held of record by Sequoia Capital Fund Parallel, LLC (“SCFP”), and (iii) 514,047 shares of Class A common stock held of record by SC US/E Expansion Fund I Management, L.P. (“EXPI Management”). SC US (TTGP), Ltd. is (i) the general partner of EXPI Management and (ii) the general partner of Sequoia Capital Fund Management, L.P., which is the general partner of SCF and the managing member of SCFP. As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by EXPI Management, SCF, and SCFP. The address for each of the Sequoia Capital entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

19.
Based solely on a Schedule 13G filed with the SEC on April 29, 2026, consists of 27,144,745 shares of Class A common stock held of record by Vanguard Capital Management LLC (“Vanguard”). The Schedule 13G reports that Vanguard has sole voting power with respect to 3,689,657 shares of Class A common stock and sole dispositive power with respect to 27,144,745 shares of Class A common stock. The Schedule 13G also reports that the securities are beneficially owned, or deemed to be beneficially owned, by Vanguard and the following affiliates of Vanguard or business divisions of such affiliates: Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC and Vanguard Investments Australia Ltd. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

20.
Based solely on a Schedule 13G filed with the SEC on April 23, 2025, consists of 24,007,000 shares of Class A common stock held of record by BlackRock, Inc. (“BlackRock”). The Schedule 13G/A reports that BlackRock has sole voting power with respect to 21,723,455 shares of Class A common stock and sole dispositive power with respect to 24,007,000 shares of Class A common stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

Delivery of Documents to Stockholders Sharing an Address
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Information Statement to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the Information Statement to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future mailings, as applicable, you may contact us as follows:
DoorDash, Inc.
Attention: Secretary
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(650) 487-3970
shareholderoutreach@doordash.com
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.
Where You Can Find More Information About Us
The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

By Order of the Board of Directors,

/s/ Tony Xu
Co-Founder, Chief Executive Officer, and Chair of the Board
August 27, 2026

APPENDIX A

RESOLUTIONS

OF THE BOARD OF DIRECTORS OF

DOORDASH, INC.
Reincorporation of the Company to the State of Nevada by Conversion
WHEREAS, the Board and Company management have been monitoring the debate in the broader market concerning corporate domicile options and, as a part of that process, have taken note of recent corporate law developments in Delaware as well as certain other states’ initiatives to enhance their attractiveness as alternative jurisdictions for incorporation;
WHEREAS, on April 29, 2026, the Board delegated to the Audit Committee of the Board (the “Audit Committee”) the task of considering and making a recommendation to the full Board concerning the potential reincorporation of the Company in light of its business needs;
WHEREAS, each of the Board and the Audit Committee has considered various factors during its evaluation of a potential reincorporation of the Company, including prior and ongoing Delaware law developments, a comparison of pertinent aspects of the corporate laws of other jurisdictions, implications for the Company’s stockholders as to their economic, governance, and litigation rights and interests, benefits and any potential drawbacks for the Company and its stockholders in a reincorporation, and the predictability and stability of Nevada’s statute-based legal approach compared to Delaware’s approach, including the potential impact of recent changes to the DGCL;
WHEREAS, following its evaluation of a potential reincorporation of the Company, the Audit Committee has determined that a reincorporation of the Company from the State of Delaware to the State of Nevada is advisable and in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;
WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to approve and effect a reincorporation of the Company from the State of Delaware to the State of Nevada by way of a conversion pursuant to and in accordance with Section 266 of the DGCL, Nevada Revised Statutes (as amended, the “NRS”) 92A.195, and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), which Plan of Conversion includes the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively;
WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing restated certificate of incorporation and the Bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the time of filing or such later date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the applicable requirements of NRS Chapter 92A (the “Articles of Conversion”) to be properly executed and filed in accordance with such requirements and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.00001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.00001 per share, of the Converted Corporation;

WHEREAS, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or any instrument convertible into or based on the value of, the Class A Common Stock or Class B Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or any instrument convertible into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time; and
WHEREAS, all shares of Class A Common Stock and Class B Common Stock of the Company reserved for issuance pursuant to the terms of any Convertible Security shall, from and after the Effective Time, constitute shares of Class A Common Stock and Class B Common Stock of the Converted Corporation reserved for issuance pursuant thereto.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents are advisable and in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents.
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and the same hereby are, in all respects approved and adopted.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director classes and the same terms as follows, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal:

Elinor Mertz	Director Class I
Ashley Still	Director Class I
Tony Xu	Director Class I
Jeffrey Blackburn	Director Class II
L. John Doerr	Director Class II
Andy Fang	Director Class II
Diego Piacentini	Director Class II
Shona L. Brown	Director Class III
Milan Kovac	Director Class III
Alfred Lin	Director Class III
Stanley Tang	Director Class III

RESOLVED FURTHER, that the initial term of office of the Class I directors shall expire at the Converted Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class II directors shall expire at the Converted Corporation’s second annual meeting of stockholders following the Effective Time, the initial term of office of the Class III directors shall expire at the Converted Corporation’s third annual meeting of stockholders following the Effective Time, and at each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.
RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the chairperson of the Board of Directors of the Company, Tony Xu, shall continue to serve as chairperson of the board of directors of the Converted Corporation and the lead independent director of the Company, Shona L. Brown, shall continue to serve as the lead independent director of the board of directors of the Converted Corporation, in each case at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority (subject to applicable law) as the applicable committee of the

Board as of immediately prior to the Effective Time and, for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time (as modified to make any ministerial changes necessary to reflect the Nevada Reincorporation, which modifications the officers or agents of the Company are hereby authorized to make in the records of the Converted Corporation) shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.
RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting.
RESOLVED FURTHER, that the Board hereby unanimously recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.
RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion; (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”).
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to submit all required notifications to the Nasdaq Global Select Market or any other applicable stock exchange in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, (i) any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation, and (ii) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Corporation into which such shares of the Company have been converted pursuant to the Plan of Conversion and as herein provided in accordance with the customary procedures of the Company’s transfer agent.
RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

APPENDIX B
PLAN OF CONVERSION

OF

DOORDASH, INC.

PLAN OF CONVERSION
OF
DOORDASH, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2026 to convert DoorDash, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “DoorDash, Inc.” (the “Converted Entity”).
1.	Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.	Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be DoorDash, Inc.
3.	The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4.
Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS Chapter 92A, including NRS 92A.195, 92A.205 and NRS 92A.230 (the “Articles of Conversion”), and articles of incorporation of the Converted Entity (the “Articles of Incorporation”), to be properly executed and filed in accordance with such requirements and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time of filing or at such later date and time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).

5.
Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and the bylaws of the Converted Entity (the “Bylaws”), in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6.
Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chairperson of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chairperson of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority (subject to applicable law) as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7.
Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.00001 per share, of the Converted Entity; and (ii) each share of Class B Common

Stock, par value $0.00001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.00001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8.
Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or any instrument convertible into or based on the value of, the Class A Common Stock or Class B Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or any instrument convertible into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9.	Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a)
the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b)
other than the filing of the Articles of Conversion, the Articles of Incorporation, and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

10.
Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11.
Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12.
Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the judgment of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13.
Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

DoorDash, Inc.

By:
Name:
Its:

Exhibit A

Articles of Incorporation

Exhibit B

Bylaws

APPENDIX C

ARTICLES OF INCORPORATION

OF

DOORDASH, INC.

ARTICLES OF INCORPORATION

OF

DOORDASH, INC.
ARTICLE I
The name of this corporation is DoorDash, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of DoorDash, Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation (the “Conversion”) and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapters 78 and 92A.
ARTICLE II
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE III
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the NRS.
ARTICLE IV
The Corporation is authorized to issue four classes of stock to be designated, respectively, Class A Common Stock, Class B Common Stock, Class C Common Stock and Preferred Stock. The total number of shares of Class A Common Stock authorized to be issued is 6,000,000,000 shares, par value $0.00001 per share. The total number of shares of Class B Common Stock authorized to be issued is 200,000,000 shares, par value $0.00001 per share. The total number of shares of Class C Common Stock authorized to be issued is 2,000,000,000 shares, par value $0.00001 per share. The Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to together as “Common Stock”. The total number of shares of Preferred Stock authorized to be issued is 600,000,000 shares, par value $0.00001 per share.
ARTICLE V
The voting rights, designations, limitations, restrictions and relative rights and other matters relating to the Common Stock are as follows:
1. Definitions. For purposes of these Articles of Incorporation, the following definitions apply:
1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such consolidation, merger or reorganization shall be deemed to be outstanding immediately prior to such consolidation, merger or reorganization and, if applicable, converted or exchanged in such consolidation, merger or reorganization on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.

1.2 “Articles of Incorporation” means these Articles of Incorporation of the Corporation, including any Preferred Stock Designation(s), as may be amended and restated from time to time.
1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
1.4 “Board” means the Board of Directors of the Corporation.
1.5 “Cause for Termination” means (i) fraud or embezzlement by Xu in connection with his employment with the Corporation, (ii) a willful act of material dishonesty by Xu in connection with his employment with the Corporation that results in or would reasonably be expected to result in material loss to the Corporation, or (iii) Xu’s conviction of, or plea of guilty to, a felony that results in or would reasonably be expected to result in material loss to the Corporation.
1.6 “Class C Conversion Date” has the meaning set forth in Section V.6.
1.7 “Controlled Company Exemption” means, if and to the extent otherwise applicable to the Corporation, the exemptions from the Listing Standards available to any company that constitutes a “controlled company” within the meaning of the Listing Standards.
1.8 “Disability” or “Disabled” means, with respect to Xu, the permanent and total disability of Xu such that Xu is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the Independent Directors and Xu. If Xu is incapable of selecting a licensed physician, then Xu’s spouse shall make the selection on behalf of Xu, or in the absence or incapacity of Xu’s spouse, Xu’s adult children by majority vote shall make the selection on behalf of Xu, or in the absence of adult children of Xu or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by Xu and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by Xu shall make the selection on behalf of Xu, or in absence of any such successor trustee, the legal guardian or conservator of the estate of Xu shall make the selection on behalf of Xu.
1.9 “Effective Date” means December 11, 2020.
1.10 “Family Member” means, with respect to any Founder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Founder (including adopted persons of such Founder).
1.11 “Final Conversion Date” means:
(a) the date fixed by the Board that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that the number of Threshold Shares held by Xu and his Permitted Entities and Permitted Transferees is less than 35% of the number of shares of the Delaware Corporation’s Class B Common Stock held by Xu and his Permitted Entities and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date;
(b) the date fixed by the Board that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that both (i) Xu is no longer providing services to the Corporation as an officer, employee, or consultant, and (ii) Xu is no longer a director of the Corporation as a result of a voluntary resignation by Xu from the Board or as a result of a request or agreement by Xu not to be renominated as a director of the Corporation at a meeting of stockholders;
(c) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that Xu’s employment with the Corporation is terminated for Cause for Termination; or
(d) the date that is twelve (12) months after the death or Disability of Xu.
1.12 “Founder” means each of Tony Xu (“Xu”), Andy Fang and Stanley Tang.
1.13 “Founder Voting Proxies” means the voting proxies from each of Andy Fang and Stanley Tang and their respective Permitted Entities and Permitted Transferees to Xu in effect upon the effectiveness of the Conversion, as such may be amended from time to time.

1.14 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.
1.15 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.
1.16 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the Nasdaq Stock Market generally applicable to companies with equity securities listed thereon.
1.17 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
1.18 “Permitted Entity” means, with respect to any Founder, (a) any trust for the exclusive benefit of such Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, (b) any general partnership, limited liability company, corporation or other entity exclusively owned by such Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, (c) any charitable organization, foundation or similar entity established by a Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, and (d) any Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Founder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code.
1.19 “Permitted Transfer” means (a) any Transfer of a share of Class B Common Stock from a Founder, from a Founder’s Permitted Entities, from a Founder’s Family Member, from the estate of a Founder or a Family Member of a Founder, or from a Founder’s Permitted Transferees, to any Founder, to any Family Member of any Founder, to the estate of any Founder or Family Member of a Founder, or to any Permitted Entity of any Founder; provided that if the transferee of such share of Class B Common Stock is not Xu, then such Transfer shall qualify as a Permitted Transfer only if Xu shall have exclusive Voting Control with respect to such share of Class B Common Stock following such transfer or such share shall be subject to a voting proxy substantially similar to the Founder Voting Proxy following such transfer (it being understood that such voting proxy may be executed promptly following (and in no event later than 10 days after) such transfer); (b) any Transfer of a share of Class B Common Stock from a holder to such holder’s affiliate with the prior written approval of the Board; provided that if the transferee of such share of Class B Common Stock is not Xu, then such Transfer shall qualify as a Permitted Transfer only if Xu shall have exclusive Voting Control with respect to such share of Class B Common Stock following such transfer or such share shall be subject to a voting proxy substantially similar to the Founder Voting Proxy following such transfer (it being understood that such voting proxy may be executed promptly following (and in no event later than 10 days after) such transfer); and (c) any Transfer of a share of Class B Common Stock from any registered holder of a share of Class B Common Stock as of 11:59 p.m. Eastern Time on the Effective Date or from the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Date in compliance with these Articles of Incorporation to any Founder, to any Family Member of a Founder, to the estate of any Founder or Family Member of a Founder, or to any Permitted Entity of any Founder. In the event that Xu does not have exclusive Voting Control with respect to a share of Class B Common Stock following any Transfer described in this Section V.1.19, or such share is not subject to a voting proxy substantially similar to the Founder Voting Proxy following such Transfer (within the time periods permitted in this Section V.1.19), each such share of Class B Common Stock purported to be transferred shall automatically, and with no further action by the holder or the Corporation, convert into one fully paid and non-assessable share of Class A Common Stock.
1.20 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.
1.21 “Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market or any successor markets or exchanges.

1.22 “Threshold Shares” means, with respect to any person as of any time, the sum of (without duplication): (a) any shares of capital stock of the Corporation, including Class A Common Stock, Class B Common Stock and Class C Common Stock, held by such person as of such time and (b) any shares of capital stock of the Corporation, including Class A Common Stock, Class B Common Stock and Class C Common Stock, underlying any securities (including restricted stock units, options, or other convertible instruments) held by such person as of such time, whether such securities are vested or unvested, earned or unearned, convertible into or exchangeable or exercisable as of such time or in the future.
1.23 “Transfer” of a share of Class B Common Stock means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise) after 11:59 p.m. Eastern Time on the Effective Date, or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. Notwithstanding the foregoing, the following will not be considered a “Transfer”:
(a) any grant of a proxy to, or entry into a voting arrangement with, Xu for Xu to exercise Voting Control of shares of Class B Common Stock, including, for the avoidance of doubt, the Founder Voting Proxies;
(b) any grant by Xu (or, if requested by Xu, any grant by any holder of shares of Class B Common Stock) of a proxy to officers or directors of the Corporation in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by these Articles of Incorporation;
(c) any pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares or has granted a proxy to Xu to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;
(d) any grant of a proxy to, or the exercise of Voting Control by, the Secretary of the Corporation or such other person pursuant to Section V.5.3;
(e) any entry into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(f) any entry by Xu (or, if requested by Xu, entry by any holder of shares of Class B Common Stock) into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein by Xu or such other holder pursuant to a Liquidation Event, or any grant of a proxy over Class B Common Stock by Xu or such other holder with respect to a Liquidation Event without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such Liquidation Event was approved by the Board prior to the taking of such action; and
(g) any issuance or reissuance by the Corporation of a share of Class B Common Stock or any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock.
1.24 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.

1.25 “Voting Threshold Date” means the first date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.
1.26 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships (provided for the avoidance of doubt that voting power shall be attributed to any such vacancies or unfilled seats).
2. Identical Rights. Except as otherwise provided in these Articles of Incorporation or required by applicable law, shares of Common Stock shall have the same designations, limitations, restrictions and relative rights (including as to dividends and other distributions, and any liquidation, dissolution or winding up of the Corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:
2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends and other distributions, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends and other distributions as may be declared from time to time by the Board. Any dividends or other distributions paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class or series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class or series of Common Stock treated adversely, voting separately as a class.
2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, is declared and paid to the holders of Class B Common Stock and Class C Common Stock at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, is declared and paid to the holders of Class A Common Stock and Class C Common Stock at the same rate and with the same record date and payment date and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares of Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, is declared and paid to the holders of Class A Common Stock and Class B Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock.
2.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class.
3. Voting Rights.
3.1 Common Stock.
(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters; provided, however, that any right of the Class A Common Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied.
(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to twenty votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(c) Class C Common Stock. Except as required by law, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote on any matter. For the avoidance of doubt, any right of the Class C Common Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied.
3.2 General. Except as otherwise expressly provided herein or as required by the NRS, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate series or classes.
3.3 Authorized Shares. The number of authorized shares of the Class A Common Stock or the Class C Common Stock may be increased or decreased (but not below (i) the number of shares of the applicable class of Common Stock then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.9) by the affirmative vote of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of any applicable provisions of the NRS, including Sections 78.207(3) and 78.390(2) (and any separate class or series vote in this regard pursuant to the NRS is hereby specifically denied to the fullest extent permitted by law); provided, that, for the avoidance of doubt, the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.
3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date, if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation.
4. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a “distribution to stockholders” for the purpose of this Section V.4; provided, further, however, that holders of shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have twenty (20) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.
5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:
5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.
5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:
(a) on the affirmative written election of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the time at which the automatic conversion would otherwise occur unless otherwise specified by such holder); and
(b) on the occurrence of a Transfer of such share of Class B Common Stock to any person or entity that is not a Permitted Transferee.
5.3 Each outstanding share of Class B Common Stock shall automatically be converted into one share of Class A Common Stock on the date that is 12 months after the death or Disability of Xu. During the period commencing on the death or Disability of Xu and ending on the 12-month anniversary of such death or Disability, a person designated by Xu and approved by the Board (or, if there is no such person, then the Secretary of the Corporation in office from time to time) shall exercise Voting Control over all outstanding shares of Class B Common Stock.
6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Common Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock.
7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of Class C Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.
8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made (i) at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock), (ii) immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock), (iii) in the case of a conversion pursuant to Section V.5.2(a), immediately upon the written election or, if later, the applicable time or event otherwise described therein (in the case of the conversion of Class B Common Stock into Class A Common Stock) or (iv) immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in these Articles of Incorporation. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with these Articles of Incorporation, all rights of the holder of shares of Class B Common Stock or

Class C Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.
9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may be necessary under the NRS to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.
10. Special Provision Concerning Distributions. Notwithstanding anything to the contrary in these Articles of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).
11. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.
12. Class B Protective Provisions. Prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote (either at a meeting or by written consent) of the holders of two-thirds of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or these Articles of Incorporation:
12.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, or otherwise alter, any provision of these Articles of Incorporation relating to the voting powers, designations, limitations, restrictions and relative rights of the Class B Common Stock;
12.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or other distributions or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;
12.3 issue any shares of Class B Common Stock (other than shares of Class B Common Stock over which Xu shall have exclusive Voting Control or which shall be subject to a voting proxy substantially similar to the Founder Voting Proxy); or
12.4 authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof.
ARTICLE VI
1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate of designation establishing each such series pursuant to NRS 78.1955 (each such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series.
2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of any applicable provisions of the NRS, including Sections 78.207(3) and 78.390(2) (and any separate class or series vote in this regard pursuant to the NRS is hereby specifically denied to the fullest extent permitted by law).

ARTICLE VII
1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the Whole Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the NRS.
2. Board Structure. The directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. At each annual meeting of stockholders, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation only for cause by not less than the minimum percentage of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereon then permitted under and in accordance with NRS 78.335 (which minimum percentage at the time of filing of these Articles of Incorporation is not less than two-thirds of the voting power and which at no time shall be less than a simple majority of the voting power). Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under specified circumstances, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, and not by stockholders, except as provided in Section VIII.5 below. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified. For purposes of determining whether a director is subject to removal for cause, cause shall be deemed to include any director’s intentional failure to deliver a resignation in compliance with the resignation requirements related to the election of directors as set forth in Section 2.9 of the Bylaws.
ARTICLE VIII
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
1. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by these Articles of Incorporation or the Bylaws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.
3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to adopt, amend, alter or repeal the Bylaws; provided, however, that, to the fullest extent permitted by law, prior to the Voting Threshold Date, Section 2.9 of the Bylaws shall not be further amended or repealed without the approval of the Board and the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class. The Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation; provided that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of the Bylaws.

4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairperson of the Board; (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied.
5. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken by written consent without a meeting only if the action is first recommended or approved by the Board, provided, that, prior to the Voting Threshold Date, an action by stockholders to remove a director or fill a vacancy in accordance with Section 2.9 of the Bylaws is permitted and may be taken by written consent without a meeting and without prior recommendation or approval of the Board.
6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.
7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
8. No Reliance on the Controlled Company Exemption. At any time during which shares of capital stock of the Corporation are listed for trading on a Securities Exchange, the Corporation shall not rely upon the Controlled Company Exemption.
ARTICLE IX
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. If the NRS is hereafter amended to further eliminate or limit or authorize corporate action further eliminating or limiting the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.
No amendment, repeal or elimination of this Article IX, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article IX, shall eliminate, limit, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal, elimination or adoption of such an inconsistent provision.
ARTICLE X
If any provision of these Articles of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from these Articles of Incorporation, and the court will replace such illegal, void or unenforceable provision of these Articles of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of these Articles of Incorporation shall be enforceable in accordance with their terms.
To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles of Incorporation, (b) the Bylaws and (c) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.
Except as provided in Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the NRS, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise provided in these Articles of Incorporation, any amendment to these Articles of Incorporation that requires stockholder approval pursuant to the NRS shall require the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XI
To the fullest extent permitted by the NRS and not inconsistent with any applicable laws of the United States, any and all internal actions (as defined in NRS 78.046) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. The foregoing requirement, upon and during its effectiveness, shall conclusively operate as a waiver of the right of trial by jury by each party to any internal action to which such requirement applies.
ARTICLE XII
The Corporation shall not be subject to, and hereby expressly elects not to be governed by, any of the provisions of NRS 78.411 to 78.444, inclusive (or any successor statutes thereto).
***

APPENDIX D

BYLAWS

OF

DOORDASH, INC.

BYLAWS

OF

DOORDASH, INC.

(As amended on [  ], 2026)

BYLAWS
OF
DOORDASH, INC.
ARTICLE I - CORPORATE OFFICES
1.1 Registered Office
The registered office of DoorDash, Inc. (the “Corporation”) shall be the office address of the registered agent of the Corporation in the State of Nevada.
1.2 Other Offices
The Corporation may at any time establish other offices at any place or places either within or outside of the State of Nevada.
ARTICLE II - MEETINGS OF STOCKHOLDERS
2.1 Place of Meetings
Meetings of stockholders shall be held at a physical location, if any, within or outside the State of Nevada, designated by the board of directors of the Corporation (the “Board”). The Board may, in its sole discretion, determine that a meeting of stockholders may be held solely, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication then permitted under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) 78.320(4)-(6). Participation in a meeting through remote communication constitutes presence in person at the meeting. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2 Annual Meeting
The annual meeting of stockholders shall be held on such date, at such time, and at such physical location (if any) within or without the State of Nevada, as the Board shall designate from time to time. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws (as amended and restated from time to time, these “bylaws”), may be transacted. The Board, acting pursuant to a resolution adopted by a majority of the Whole Board or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or other unfilled seats in previously authorized directorships (provided for the avoidance of doubt that voting power shall be attributed to any such vacancies or unfilled seats).
2.3 Special Meeting
(i) A special meeting of the stockholders, other than as may be required by the NRS, may be called at any time by the Board, acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board, the chief executive officer, or the president, but a special meeting may not be called by any other person or persons. The Board or the chairperson of the meeting may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.
(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board, chief executive officer, or president. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.
2.4 Advance Notice Procedures
(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s notice of the annual meeting (or any supplement thereto), (B) by or at the direction of the Board, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, and at the time of the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor thereto) before an annual meeting of stockholders.
(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary via electronic transmission to shareholderoutreach@doordash.com not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than 8:00 a.m., Pacific time, on the 120th day prior to such annual meeting and not later than 5:00 p.m., Pacific time, on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act or by such other means as is reasonably designed to inform the public or stockholders of the Corporation in general of such information, including, without limitation, posting on the Corporation’s investor relations website.
(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than 10 days following the record date for the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.
(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the Board shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board or (B) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, and at the time of the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.
(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary via electronic transmission to shareholderoutreach@doordash.com at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided, however, that in the event that the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 10 days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary via electronic transmission to shareholderoutreach@doordash.com not later than 5:00 p.m., Pacific time, on the 10th day following the day on which such Public Announcement is first made by the Corporation. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the relevant annual meeting.
(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:
(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the Corporation (a “Third-Party Compensation Arrangement”), (F) a written statement executed by the nominee (i) consenting to being named as a nominee of such stockholder, (ii) consenting to serving as a director of the Corporation if elected, (iii) consenting to being named in the Corporation’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) and (iv) acknowledging that such nominee, if elected, intends to tender, promptly following such person’s election, an Irrevocable Director Resignation (as defined below), and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the 1934 Act; and
(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a representation and undertaking as to whether such stockholder or Stockholder Associated Person intends, or is part of a group that intends, to (i) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Corporation’s then outstanding stock required to elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the Corporation’s stock under Rule 14a-19), or (ii) otherwise solicit proxies from stockholders in support of such nomination (such information provided and statements made as required by Section 2.4(ii)(b)(1) and this Section 2.4(ii)(b)(2), a “Nominee Solicitation Statement”).
(c) At the request of the Board, any person nominated by a stockholder for election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) a signed and completed written questionnaire (in the form provided by the secretary at the request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request via electronic transmission to shareholderoutreach@doordash.com) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee, (3) a written representation and undertaking that, unless previously disclosed to the Corporation, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement, and (4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Corporation’s corporate governance guidelines as disclosed on the Corporation’s website, as amended from time to time; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form and shall be ineligible for consideration at the annual meeting pursuant to this Section 2.4(ii).
(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the Corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.
(e) No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Corporation with all information or notices required by Rule 14a-19), then the chairperson of the meeting may determine that the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Corporation and counted for the purposes of determining quorum.
(iii) Advance Notice of Director Nominations for Special Meetings.
(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the Board shall be made only (1) by or at the direction of the Board or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, and at the time of the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above (with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this Section 2.4(iii)). To be timely, such notice must be received by the secretary via electronic transmission to shareholderoutreach@doordash.com not later than 5:00 p.m., Pacific time, on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the Corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.
(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.
(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.
2.5 Notice of Stockholders’ Meeting
Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with NRS 78.370, and such notice shall state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to notice of and to vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the Corporation’s articles of incorporation (as amended and restated from time to time and including any certificate of designation establishing any class or series of the Corporation’s preferred stock (the “preferred stock”), the “Articles of Incorporation”) or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall contain or be accompanied by such additional information as may be required by the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these bylaws.

2.6 Quorum
The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Articles of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Articles of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed.
If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.
2.7 Adjourned Meeting; Notice
When a meeting is adjourned to another time or physical location (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the date and time, physical location, if any, thereof, and the means of remote communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these bylaws. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 60 days, a new record date must be fixed by the Board in accordance with NRS 78.350(5) and a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is or must be fixed for the adjourned meeting, the Board shall fix such new record date for notice of such adjourned meeting in accordance with NRS 78.350(5) and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to notice of and to vote at such adjourned meeting as of the new record date fixed for such adjourned meeting.
2.8 Conduct of Business
The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another physical location, if any, date or time, whether or not a quorum is present. The chairperson of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the chairperson of the Board, if any, or the chief executive officer (in the absence of the chairperson of the Board), or the president (in the absence of the chairperson of the Board and the chief executive officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.
2.9 Voting
(a) The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to NRS 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and NRS 78.365 (relating to voting trusts and voting agreements).
(b) Except as otherwise provided by law, the Articles of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares cast affirmatively or negatively at the meeting and entitled to vote on the subject matter shall be the act of the stockholders (it being understood that broker non-votes and abstentions will be considered for purposes of establishing a quorum at the meeting but will not be considered as votes cast for or against a proposal).

(c) Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series cast affirmatively or negatively at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series (it being understood that broker non-votes and abstentions will be considered for purposes of establishing a quorum at the meeting but will not be considered as votes cast for or against a proposal), except as otherwise provided by law, the Articles of Incorporation, these bylaws or the rules of any applicable stock exchange.
(d) Except as provided in Section 3.4 and in this Section 2.9, in an election for directors that is not a “contested election,” each director shall be elected by the affirmative vote of a majority of the voting power of the shares cast affirmatively or negatively at the meeting and entitled to vote in the election of directors (it being understood that broker non-votes and abstentions will be considered for purposes of establishing a quorum at the meeting but will not be considered as votes cast for or against a director). In a contested election, the directors shall be elected by the vote of a plurality of the votes cast.
(e) A contested election is one in which, as of the date that is 10 days in advance of the date the Corporation files its definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission, the number of nominees exceeds the number of directors to be elected at the meeting.
(f) Any person nominated for election or re-election as a director shall have tendered, prior to the mailing of the proxy statement for the annual or special meeting at which he or she is to be nominated for election or re-election as a director, an irrevocable resignation effective upon (i) such person’s failure to receive the required vote for election at the next meeting at which such person would again face election and (ii) satisfaction of the applicable Acceptance Condition (as defined below) (an “Irrevocable Director Resignation”). To the fullest extent permitted by law, a director of the Corporation is deemed, pursuant to these bylaws, to have tendered such Irrevocable Director Resignation. Prior to the Voting Threshold Date (as such term is defined in the Articles of Incorporation), the stockholders may act via written consent without a meeting to remove such director and/or appoint a director to fill the vacancy resulting from such removal or the resignation of any director pursuant to an Irrevocable Director Resignation (the “Resigned Director”), provided that, notwithstanding anything in these bylaws to the contrary, any such action by the stockholders by written consent without a meeting must be taken no later than 45 days following the certification of the applicable stockholder vote. In the event that a director is not appointed by the stockholders by written consent pursuant to the preceding sentence to fill the vacancy created by the Resigned Director, neither the Board nor the stockholders of the Corporation may fill such vacancy until the next annual meeting of stockholders. “Acceptance Condition” means (i) prior to the Voting Threshold Date, approval of the applicable director’s resignation by the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation entitled to vote on director elections, generally, which approval may be effected via written consent without a meeting and (ii) from and after the Voting Threshold Date, approval of the applicable director’s resignation by the Board or a designated committee thereof.
2.10 Stockholder Action by Consent Without a Meeting
Unless otherwise provided in the Articles of Incorporation or these bylaws, and subject to the rights of the holders of any series of preferred stock, before the Voting Threshold Date, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if, before or after the action, a consent or consents setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and, if such consent is given by a person authorized to act for a stockholder as proxy, such consent must comply with the applicable provisions of NRS 78.355. Subject to the rights of the holders of any series of preferred stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by a written consent of such stockholders.

2.11 Record Dates
In order that the Corporation may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.
If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned or postponed meeting and must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the date set for the original meeting.
The Board may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to NRS 78.320 must be determined. The date prescribed by the Board may not precede or be more than 10 days after the day on which the resolution is adopted by the Board, regardless of the effective date of the resolution. If the Board does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to NRS 78.320 must be determined and (a) no prior action by the Board is required by Chapter 78 or Chapter 92A of the NRS before the matter is submitted for consideration by the stockholders, the date is the first date on which any stockholder delivers to the Corporation such consent signed by the stockholder or (b) prior action by the Board is required by Chapter 78 or Chapter 92A of the NRS before the matter is submitted for consideration by the stockholders, the date is at the close of business on the day the Board adopts the resolution.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.12 Proxies
Each stockholder entitled to vote at a meeting of stockholders, or to take corporate action by consent without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six months from the date of its creation, unless the stockholder specifies in it the length of time which it is to continue in force, which may not exceed 7 years from the date of its creation, unless the proxy is deemed irrevocable in accordance with the NRS. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with NRS 78.355; provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of NRS 78.355(5).
2.13 Inspectors of Election
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.
The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS
3.1 Powers
The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the NRS or the Articles of Incorporation.
3.2 Number of Directors
The Board shall consist of one or more members, each of whom shall be a natural person who is at least 18 years of age. Unless the Articles of Incorporation fix the number of directors and subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors shall be determined from time to time by resolution adopted by a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing, or shortening the term of, any director before that director’s term of office expires.
3.3 Election, Qualification and Term of Office of Directors
Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Articles of Incorporation or these bylaws. The Articles of Incorporation or these bylaws may prescribe other qualifications for directors.
If so provided in the Articles of Incorporation, the directors of the Corporation shall be divided into three classes.
3.4 Resignation and Vacancies
Any director may resign at any time upon notice given in writing or by a communication sent by electronic transmission to the chairperson of the Board, chief executive officer, or secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Articles of Incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Except as explicitly otherwise provided in the Articles of Incorporation and these bylaws or permitted in the specific case by resolution of the Board, and subject to the rights of holders of preferred stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.
3.5 Place of Meetings; Meetings by Remote Communications
The Board may hold meetings, both regular and special, either within or outside the State of Nevada.
Unless otherwise restricted by the Articles of Incorporation or these bylaws, members of the Board may participate in a meeting of the Board by means of electronic communications, videoconference, conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If any such means are utilized, the Corporation shall, to the extent permitted under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director, and (b) provide the directors a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.
3.6 Regular Meetings
Regular meetings of the Board may be held without notice at such time and at such physical location (if any) as shall from time to time be determined by the Board.

3.7 Special Meetings; Notice
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the secretary or a majority of the Whole Board, provided, that the person(s) authorized to call special meetings of the Board may authorize another person or persons to send notice of such meeting.
Notice of the time and physical location (if any) of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by facsimile;
(iv) sent by electronic mail; or
(v) otherwise given by electronic transmission (as defined in NRS 75.050), directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the physical location of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.
3.8 Quorum; Voting
At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by the NRS, the Articles of Incorporation or these bylaws.
3.9 Board Action by Written Consent Without a Meeting
Unless otherwise restricted by the Articles of Incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be (excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2)), consent thereto in writing or by a communication sent by electronic transmission before or after such action; and (ii) a consent may be documented, signed and delivered in any manner permitted by NRS 78.315. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event) and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof.
3.10 Fees and Compensation of Directors
Unless otherwise restricted by the Articles of Incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.
3.11 Removal of Directors
Any director may be removed from office only as contemplated in the Articles of Incorporation or in Section 2.9 of these bylaws.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE IV - COMMITTEES
4.1 Committees of Directors
The Board may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to include at least one director. Unless the Articles of Incorporation or these bylaws provide otherwise, the Board may appoint natural persons who are not directors to serve on committees. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
4.2 Committee Minutes
Each committee and subcommittee shall keep regular minutes of its meetings.
4.3 Meetings and Action of Committees
Unless otherwise specified by the Board, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (place of meetings and meetings by remote communications);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings and notice);
(iv) Section 3.8 (quorum; voting);
(v) Section 3.9 (action without a meeting); and
(vi) Section 7.3 (waiver of notice)
with such changes in the context of these bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:
(i) the time and physical location of regular meetings of committees or subcommittees may be determined either by the Board or by the committee or subcommittee;
(ii) special meetings of committees or subcommittees may also be called by the Board or the committee or subcommittee; and
(iii) notice of special meetings of committees or subcommittees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee or subcommittee.
The Board or a committee or subcommittee may adopt rules for the government of any committee or subcommittee.
4.4 Subcommittees
Unless otherwise provided in the Articles of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V - OFFICERS
5.1 Officers
The officers of the Corporation shall be a president, a treasurer and a secretary or equivalents thereof. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
5.2 Appointment of Officers
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.
5.3 Subordinate Officers
The Board may appoint, or empower any officer to appoint, such other officers as the business of the Corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.
5.4 Removal and Resignation of Officers
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or, except in the case of an officer chosen by the Board unless as otherwise provided by resolution of the Board, by any officer upon whom such power of removal may be conferred by the Board. Notwithstanding the foregoing, the chief executive officer of the Corporation may only be removed by a vote of the majority of the Whole Board.
Any officer may resign at any time by giving notice to the Corporation in writing or by communication sent by electronic transmission. Any resignation shall take effect at the date of the receipt of that notice or at any later time or upon an event specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5 Vacancies in Offices
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3.
5.6 Representation of Securities of Other Entities
The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other securities of, or interests in, or issued by, any other corporation or corporations or any other entity or entities, and all rights incident to any management authority conferred on the Corporation in accordance with the governing documents of any entity or entities, standing in the name of this Corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 Authority and Duties of Officers
Each officer of the Corporation shall have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE VI - STOCK
6.1 Stock Certificates; Partially Paid Shares
The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.
The Corporation may issue the whole or any part of its shares as partially paid and subject to call for the remainder of the consideration to be paid therefor. Upon the books and records of the Corporation in the case of uncertificated partially paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. No certificate shall be issued until the shares represented thereby are fully paid. Upon the declaration of any dividend or other distribution on fully paid shares, the Corporation shall declare a dividend or other distribution upon partially paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
6.2 Special Designation of Certificates
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in the NRS (including, without limitation, NRS 78.242), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the stockholder of record (as defined in NRS 78.010(1)(k)) shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to the NRS (including, without limitation, NRS 78.235). Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 Lost Certificates
Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 Dividends and Other Distributions
The Board, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends or other distributions upon the shares of any class or series of the Corporation’s capital stock. Dividends and other distributions may be paid in cash, in property, in shares of the Corporation’s capital stock or any other medium not prohibited under applicable law, subject to the provisions of the Articles of Incorporation. The Board may set apart out of any of the funds of the Corporation available for dividends or other distributions a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 Transfer of Stock
Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 Stock Transfer Agreements
The Corporation shall have power to enter into and perform its obligations under any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the NRS.
6.7 Stockholders of Record
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the record owner of shares to receive distributions and notices and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.
ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 Notice of Stockholders’ Meetings
Notice of any meeting of stockholders shall be given in the manner set forth in the NRS and these bylaws.
7.2 Notice to Stockholders Sharing an Address
Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the NRS, the Articles of Incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.
7.3 Waiver of Notice
Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver sent by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these bylaws.
ARTICLE VIII - INDEMNIFICATION
8.1 Indemnification of Directors and Officers in Third-Party Proceedings
Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
8.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation
Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation or for any amounts paid in settlement to the Corporation unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
8.3 Successful Defense
To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Corporation may indemnify any other person who is not a present or former director or officer of the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.
8.4 Indemnification of Others
Subject to the other provisions of this Article VIII, the Corporation shall have the power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the NRS or other applicable law. The Board shall have the power to delegate to any person or persons identified in NRS 78.7502(3) the determination of whether employees or agents shall be indemnified.
8.5 Advance Payment of Expenses
Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation as such expenses are incurred and in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another Corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.
Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.
8.6 Limitation on Indemnification
Subject to the requirements in Section 8.3 and the NRS, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required under any clawback or compensation recovery policy adopted by the Corporation, applicable securities exchange and association listing requirements, including, without limitation, those adopted in accordance with Rule 10D-1 under the 1934 Act and/or the 1934 Act (including, without limitation, any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
8.7 Determination; Claim
If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
8.8 Non-Exclusivity of Rights
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.
8.9 Insurance
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the NRS.
8.10 Survival
The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
8.11 Effect of Repeal or Modification
A right to indemnification or to advancement of expenses arising under a provision of the Articles of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the Articles of Incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
8.12 Certain Definitions
For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.
ARTICLE IX - GENERAL MATTERS
9.1 Execution of Corporate Contracts and Instruments
Except as otherwise provided by law, the Articles of Incorporation or these bylaws, the Board may authorize any officer or officers, employee or employees, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
9.2 Fiscal Year
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
9.3 Seal
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4 Construction; Definitions
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise and a natural person.
ARTICLE X - EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Nevada Court (as defined below) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (i) brought derivatively on behalf of the Corporation, (ii) asserting a claim for breach of a fiduciary duty owed by any current or former director, stockholder, officer or other employee or fiduciary of the Corporation to the Corporation or the Corporation’s stockholders, (iii) constituting internal action (as defined in NRS 78.046), including any such action asserting a claim against the Corporation arising pursuant to any provision of Title 7 of the NRS, the Articles of Incorporation or these bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these bylaws or (v) asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (v) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court, or for which such court does not have subject matter jurisdiction. “Nevada Court” shall mean the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada; provided that, if the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, does not have jurisdiction over any such action, suit or proceeding, then the Second Judicial District Court of the State of Nevada in Washoe County, Nevada, shall be the sole and exclusive forum therefor; provided further that, if neither such court has jurisdiction over any such action, suit or proceeding, then any federal district court located within the State of Nevada shall be the sole and exclusive forum therefor; and provided further that, if none of the foregoing courts has jurisdiction over such action, suit, or proceeding, then any state district court of the State of Nevada which has such jurisdiction shall be the sole and exclusive forum therefor.
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Corporation’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant.
Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. This provision shall be enforceable by any party to a complaint covered by the provisions of this Article X. For the avoidance of doubt, nothing contained in this Article X shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.
ARTICLE XI - INAPPLICABILITY OF
ACQUISITION OF CONTROLLING INTEREST STATUTES
Notwithstanding any other provision in these bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the Corporation, do not apply to the Corporation or to any acquisition of any shares of any class or series of the Corporation’s capital stock.
ARTICLE XII - DEEMED NOTICE AND CONSENT
To the fullest extent permitted by law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock or other securities of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these bylaws (including, without limitation, Article X and this Article XII), (b) the Articles of Incorporation and (c) any amendment to these bylaws or the Articles of Incorporation enacted or adopted in accordance with these bylaws, the Articles of Incorporation and applicable law.

ARTICLE XIII - AMENDMENTS
These bylaws may be altered, adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of these bylaws. The Board shall also have the power to adopt, alter, amend or repeal these bylaws; provided, however, that, to the fullest extent permitted by law, prior to the Voting Threshold Date, Section 2.9 of these bylaws shall not be further amended or repealed without the approval of the Board and the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.

APPENDIX E

RESTATED CERTIFICATE OF INCORPORATION

OF

DOORDASH, INC. (AS AMENDED)

RESTATED CERTIFICATE OF INCORPORATION

OF

DOORDASH, INC.
DoorDash, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”),
DOES HEREBY CERTIFY:
FIRST: That the name of this corporation is DoorDash, Inc. (the “Corporation”) and that the Corporation was originally incorporated pursuant to the Delaware General Corporation Law on May 21, 2013 under the name Palo Alto Delivery Inc.
SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Restated Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
RESOLVED, that the Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:
ARTICLE I
The name of this corporation is DoorDash, Inc.
ARTICLE II
The address of the registered office of the Corporation in the State of Delaware is 919 North Market Street, Suite 950, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is InCorp Services, Inc.
ARTICLE III
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.
ARTICLE IV
The Corporation is authorized to issue four classes of stock to be designated, respectively, Class A Common Stock, Class B Common Stock, Class C Common Stock and Preferred Stock. The total number of shares of Class A Common Stock authorized to be issued is 6,000,000,000 shares, par value $0.00001 per share. The total number of shares of Class B Common Stock authorized to be issued is 200,000,000 shares, par value $0.00001 per share. The total number of shares of Class C Common Stock authorized to be issued is 2,000,000,000 shares, par value $0.00001 per share. The Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to together as “Common Stock”. The total number of shares of Preferred Stock authorized to be issued is 600,000,000 shares, par value $0.00001 per share.
Immediately upon the acceptance of this Amended and Restated Certificate for filing by the Secretary of State of the State of Delaware (the “Effective Time”), the “Common Stock” as defined in the certificate of incorporation of the Corporation in effect immediately prior to the Effective Time shall be renamed as “Class A Common Stock”. Any stock certificate that immediately prior to the Effective Time represented shares of the Corporation’s Common Stock shall from and after the Effective Time be deemed to represent shares of Class A Common Stock, without the need for surrender or exchange thereof.

ARTICLE V
The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:
1. Definitions. For purposes of this Amended and Restated Certificate, the following definitions apply;
1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.
1.2 “Amended and Restated Certificate” means this Restated Certificate of Incorporation of the Corporation, as may be further amended and restated from time to time.
1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
1.4 “Board” means the Board of Directors of the Corporation.
1.5 “Cause for Termination” means (i) fraud or embezzlement by Xu in connection with his employment with the Corporation, (ii) a willful act of material dishonesty by Xu in connection with his employment with the Corporation that results in or would reasonably be expected to result in material loss to the Corporation, or (iii) Xu’s conviction of, or plea of guilty to, a felony that results in or would reasonably be expected to result in material loss to the Corporation.
1.6 “Class C Conversion Date” has the meaning set forth in Section V.6
1.7 “Controlled Company Exemption” means, if and to the extent otherwise applicable to the Corporation, the exemptions from the Listing Standards available to any company that constitutes a “controlled company” within the meaning of the Listing Standards.
1.8 “Disability” or “Disabled” means, with respect to Xu, the permanent and total disability of Xu such that Xu is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the Independent Directors and Xu. If Xu is incapable of selecting a licensed physician, then Xu’s spouse shall make the selection on behalf of Xu, or in the absence or incapacity of Xu’s spouse, Xu’s adult children by majority vote shall make the selection on behalf of Xu, or in the absence of adult children of Xu or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by Xu and which holds more shares of all classes of capital stock of the Corporation than any other revocable living trust created by Xu shall make the selection on behalf of Xu, or in absence of any such successor trustee, the legal guardian or conservator of the estate of Xu shall make the selection on behalf of Xu.
1.9 “Effective Date” means the date that this Amended and Restated Certificate is accepted for filing by the Secretary of State of the State of Delaware.
1.10 “Family Member” means, with respect to any Founder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Founder (including adopted persons of such Founder).

1.11 “Final Conversion Date” means:
(a) the date fixed by the Board that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that the number of Threshold Shares held by Xu and his Permitted Entities and Permitted Transferees is less than 35% of the number of shares of Class B Common Stock held by Xu and his Permitted Entities and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date;
(b) the date fixed by the Board that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that both (i) Xu is no longer providing services to the Corporation as an officer, employee, or consultant, and (ii) Xu is no longer a director of the Corporation as a result of a voluntary resignation by Xu from the Board or as a result of a request or agreement by Xu not to be renominated as a director of the Corporation at a meeting of stockholders;
(c) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that Xu’s employment with the Corporation is terminated for Cause for Termination; or
(d) the date that is twelve (12) months after the death or Disability of Xu.
1.12 “Founder” means each of Tony Xu (“Xu”), Andy Fang and Stanley Tang.
1.13 “Founder Voting Proxies” means the voting proxies from each of Andy Fang and Stanley Tang and their respective Permitted Entities and Permitted Transferees to Xu in effect as of the Effective Date, as such may be amended from time to time.
1.14 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.
1.15 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.
1.16 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.
1.17 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
1.18 “Permitted Entity” means, with respect to any Founder, (a) any trust for the exclusive benefit of such Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, (b) any general partnership, limited liability company, corporation or other entity exclusively owned by such Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, (c) any charitable organization, foundation or similar entity established by a Founder, one or more Family Members of such Founder or any other Permitted Entity of such Founder, and (d) any Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Founder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code.
1.19 “Permitted Transfer” means (a) any Transfer of a share of Class B Common Stock from a Founder, from a Founder’s Permitted Entities, from a Founder’s Family Member, from the estate of a Founder or a Family Member of a Founder, or from a Founder’s Permitted Transferees, to any Founder, to any Family Member of any Founder, to the estate of any Founder or Family Member of a Founder, or to any Permitted Entity of any Founder; provided that if the transferee of such share of Class B Common Stock is not Xu, then such Transfer shall qualify as a Permitted Transfer only if Xu shall have exclusive Voting Control with respect to such share of Class B Common Stock following such transfer or such share shall be subject to a voting proxy substantially similar to the Founder Voting Proxy following such transfer (it being understood that such voting proxy may be executed promptly following (and in no event later than 10 days after) such transfer); and (b) any Transfer of a share of Class B Common Stock from a holder to such holder’s affiliate with the prior written approval of the Board; provided that if the transferee of such share of Class B Common Stock is not

Xu, then such Transfer shall qualify as a Permitted Transfer only if Xu shall have exclusive Voting Control with respect to such share of Class B Common Stock following such transfer or such share shall be subject to a voting proxy substantially similar to the Founder Voting Proxy following such transfer (it being understood that such voting proxy may be executed promptly following (and in no event later than 10 days after) such transfer); and (c) any Transfer of a share of Class B Common Stock from any registered holder of a share of Class B Common Stock as of 11:59 p.m. Eastern Time on the Effective Date or from the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Date in compliance with this Amended and Restated Certificate to any Founder, to any Family Member of a Founder, to the estate of any Founder or Family Member of a Founder, or to any Permitted Entity of any Founder. In the event that Xu does not have exclusive Voting Control with respect to a share of Class B Common Stock following any Transfer described in this Section V.1.19, or such share is not subject to a voting proxy substantially similar to the Founder Voting Proxy following such Transfer (within the time periods permitted in this Section V.1.19), each such share of Class B Common Stock purported to be transferred shall automatically, and with no further action by the holder or the Corporation, convert into one fully paid and non-assessable share of Class A Common Stock.
1.20 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.
1.21 “Securities Exchange” means the New York Stock Exchange, the Nasdaq Stock Market or any successor markets or exchanges.
1.22 “Threshold Shares” means, with respect to any person as of any time, the sum of (without duplication): (a) any shares of capital stock of the Corporation, including Class A Common Stock, Class B Common Stock and Class C Common Stock, held by such person as of such time and (b) any shares of capital stock of the Corporation, including Class A Common Stock, Class B Common Stock and Class C Common Stock, underlying any securities (including restricted stock units, options, or other convertible instruments) held by such person as of such time, whether such securities are vested or unvested, earned or unearned, convertible into or exchangeable or exercisable as of such time or in the future.
1.23 “Transfer” of a share of Class B Common Stock means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise) after 11:59 p.m. Eastern Time on the Effective Date, or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. Notwithstanding the foregoing, the following will not be considered a “Transfer”:
(a) any grant of a proxy to, or entry into a voting arrangement with, Xu for Xu to exercise Voting Control of shares of Class B Common Stock;
(b) any grant by Xu (or, if requested by Xu, any grant by any holder of shares of Class B Common Stock) of a proxy to officers or directors of the Corporation in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate;
(c) any pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares or has granted a proxy to Xu to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;
(d) any grant of a proxy to, or the exercise of Voting Control by, the Secretary of the Corporation or such other person pursuant to Section V.5.3;
(e) any entry into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(f) any entry by Xu (or, if requested by Xu, entry by any holder of shares of Class B Common Stock) into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event); provided that any sale, tender, assignment, transfer, conveyance, hypothecation or other transfer or disposition of Class B Common Stock or any legal or economic interest therein by Xu or such other holder pursuant to a Liquidation Event, or any grant of a proxy over Class B Common Stock by Xu or such other holder with respect to a Liquidation Event without specific instructions as to how to vote such Class B Common Stock, in each case, will constitute a “Transfer” of such Class B Common Stock unless such Liquidation Event was approved by the Board prior to the taking of such action; and
(g) any issuance or reissuance by the Corporation of a share of Class B Common Stock or any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock.
1.24 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise.
1.25 “Voting Threshold Date” means the first date after 11:59 p.m. Eastern Time on the Effective Date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.
1.26 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.
2. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and any liquidation, dissolution or winding up of the Corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:
2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class or series is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class or series of Common Stock treated adversely, voting separately as a class.
2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock and Class C Common Stock at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class C Common Stock at the same rate and with the same record date and payment date and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares of Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class B Common Stock at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock.
2.3  If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class.
3. Voting Rights.
3.1 Common Stock.
(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to twenty votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.
(c) Class C Common Stock. Except as required by law, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote on any matter.
3.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate series or classes.
3.3 Authorized Shares. The number of authorized shares of the Class A Common Stock or the Class C Common Stock may be increased or decreased (but not below (i) the number of shares of the applicable class of Common Stock then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.8) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; provided, that, for the avoidance of doubt, the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.
3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date, if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation.

4. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a “distribution to stockholders” for the purpose of this Section V.4; provided, further, however, that holders of shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have twenty (20) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.
5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:
5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.
5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:
(a) on the affirmative written election of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder); and
(b) on the occurrence of a Transfer of such share of Class B Common Stock to any person or entity that is not a Permitted Transferee.
5.3 Each outstanding share of Class B Common Stock shall automatically be converted into one share of Class A Common Stock on the date that is 12 months after the death or Disability of Xu. During the period commencing on the death or Disability of Xu and ending on the 12-month anniversary of such death or Disability, a person designated by Xu and approved by the Board (or, if there is no such person, then the Secretary of the Corporation in office from time to time) shall exercise Voting Control over all outstanding shares of Class B Common Stock.
6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Capital Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock.
7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of Class C Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock shall be conclusive and binding.

8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock) or immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock) or immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in this Amended and Restated Certificate. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with this Amended and Restated Certificate, all rights of the holder of shares of Class B Common Stock or Class C Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.
9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.
10. [Reserved.]
11. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.
12. Class B Protective Provisions. After 11:59 p.m. Eastern Time on the Effective Date, and prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote (either at a meeting or by written election) of the holders of two-thirds of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate:
12.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, or otherwise alter, any provision of this Amended and Restated Certificate relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;
12.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;
12.3 issue any shares of Class B Common Stock (other than shares of Class B Common Stock over which Xu shall have exclusive Voting Control or which shall be subject to a voting proxy substantially similar to the Founder Voting Proxy); or
12.4 authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than (1) vote for each share thereof.
ARTICLE VI
1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

2. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.
ARTICLE VII
1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the Whole Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law.
2. Board Structure. From and after the Effective Date, the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Board may assign members of the Board already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the Effective Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Date, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Date. At each annual meeting of stockholders, commencing with the first regularly scheduled annual meeting of stockholders following the Effective Date, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VII, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is thereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the Delaware General Corporation Law. Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under specified circumstances, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, and not by stockholders, except as provided in Section VIII.5 below. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified. For purposes of determining whether a director is subject to removal for cause, cause shall be deemed to include any director’s intentional failure to deliver a resignation in compliance with the resignation requirements related to the election of directors as set forth in Section 2.9 of the Bylaws of the Corporation.
ARTICLE VIII
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
1. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by this Amended and Restated Certificate or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.
3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation; provided that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of the Bylaws.
4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairperson of the Board; (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied.
5. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting only if the action is first recommended or approved by the Board, provided, that, prior to the Voting Threshold Date, an action by stockholders to remove a director or fill a vacancy in accordance with Section 2.9 of the Bylaws is permitted and may be taken without a meeting and without prior recommendation or approval of the Board.
6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.
7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
8. No Reliance on the Controlled Company Exemption. At any time during which shares of capital stock of the Corporation are listed for trading on a Securities Exchange, the Corporation shall not rely upon the Controlled Company Exemption.
ARTICLE IX
To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE X
If any provision of this Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate shall be enforceable in accordance with its terms.
Except as provided in Article IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Any amendment to this Amended and Restated Certificate that requires stockholder approval pursuant to the Delaware General Corporation Law shall require the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
***
THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 228 of the Delaware General Corporation Law.
FOURTH: That said Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been duly executed by a duly authorized officer of this corporation on this 11th day of December, 2020.

/s/ Tony Xu
Tony Xu, President

SIGNATURE PAGE TO RESTATED CERTIFICATE OF
INCORPORATION OF DOORDASH, INC.

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
DOORDASH, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
DoorDash, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”)
DOES HEREBY CERTIFY:
FIRST: That the name of this corporation is DoorDash, Inc. (the “Corporation”) and that the Corporation was originally incorporated pursuant to the Delaware General Corporation Law on May 21, 2013 under the name Palo Alto Delivery Inc.
SECOND: That pursuant to Section 242 of the Delaware General Corporation Law, this Certificate of Amendment to the Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 11, 2020 (the “Certificate of Incorporation”).
THIRD: That pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation duly adopted resolutions setting forth the terms and provisions of this Certificate of Amendment, declaring the terms and provisions of this Certificate of Amendment to be advisable, and directing that the terms and provisions of this Certificate of Amendment be submitted to and considered by the stockholders of the Corporation for approval.
RESOLVED, that the Certificate of Incorporation is hereby amended by amending and restating Article IX thereof in its entirety as follows:
“Article IX
To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or officer. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
No amendment, repeal or elimination of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal, elimination or adoption of such an inconsistent provision.”
***
FOURTH: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.
[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by a duly authorized officer of this corporation on this 24th day of June, 2025.

By:	/s/ Tony Xu
Name:	Tony Xu
Title:	Chief Executive Officer

APPENDIX F

AMENDED AND RESTATED BYLAWS

OF

DOORDASH, INC.

AMENDED AND RESTATED BYLAWS

OF

DOORDASH, INC.

(As amended on January 30, 2023)

TABLE OF CONTENTS
(continued)

BYLAWS
OF
DOORDASH, INC.

ARTICLE I - CORPORATE OFFICES
1.1 Registered Office
The registered office of DoorDash, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”).
1.2 Other Offices
The Corporation may at any time establish other offices at any place or places.
ARTICLE II - MEETINGS OF STOCKHOLDERS
2.1 Place of Meetings
Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, designated by the board of directors of the Corporation (the “Board”). The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law or any successor legislation (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2 Annual Meeting
The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware, as the Board shall designate from time to time and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board, acting pursuant to a resolution adopted by a majority of the Whole Board or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships (provided for the avoidance of doubt that voting power shall be attributed to any such vacancies or unfilled seats).
2.3 Special Meeting
(i) A special meeting of the stockholders, other than as required by statute, may be called at any time by the Board, acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board, or the chief executive officer, but a special meeting may not be called by any other person or persons. The Board or the chairperson of the meeting may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.
(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board, or chief executive officer. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.
2.4 Advance Notice Procedures
(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s notice of the annual meeting (or any supplement thereto), (B) by or at the direction of the Board, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor thereto) before an annual meeting of stockholders.
(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.
(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than 10 days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).
(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.
(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the Board shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board or (B) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.
(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided, however, that in the event that the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 10 days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation.
(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:
(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the Corporation (a “Third-Party Compensation Arrangement”), (F) a written statement executed by the nominee consenting to (i) being named as a nominee of such stockholder, (ii) serving as a director of the Corporation if elected and (iii) being named in the Corporation’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”), and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Section 14 of the 1934 Act; and
(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a representation and undertaking as to whether such stockholder or Stockholder Associated Person or others acting in concert with them intends, or is part of a group that intends, to (i) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Corporation’s then outstanding stock required to elect such nominee(s) (which representation and undertaking must include a statement as to whether such stockholder or any Stockholder Associated Person intends to solicit the requisite percentage of the voting power of the Corporation’s stock under Rule 14a-19), or (ii) otherwise solicit proxies from stockholders in support of such nomination (such information provided and statements made as required by Section 2.4(ii)(b)(1) and this Section 2.4(ii)(b)(2), a “Nominee Solicitation Statement”).
(c) At the request of the Board, any person nominated by a stockholder for election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee, (3) a written representation and undertaking that, unless previously disclosed to the Corporation, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement, and (4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Corporation’s corporate governance guidelines as disclosed on the Corporation’s website, as amended from time to time; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form and shall be ineligible for consideration at the annual meeting pursuant to this Section 2.4(ii).
(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the Corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.
(e) No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Corporation with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Corporation with all information or notices required by Rule 14a-19), then the chairperson of the meeting may determine that the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Corporation and counted for the purposes of determining quorum.
(iii) Advance Notice of Director Nominations for Special Meetings.
(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the Board shall be made only (1) by or at the direction of the Board or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above (with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this Section 2.4(iii)). To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the Corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.
(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.
(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.
2.5 Notice of Stockholders’ Meeting
Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL, and such notice shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
2.6 Quorum
The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Certificate of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Certificate of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed.
If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7 Adjourned Meeting; Notice
When a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
2.8 Conduct of Business
The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present. The chairperson of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the chairperson of the Board, if any, or the chief executive officer (in the absence of the chairperson of the Board), or the president (in the absence of the chairperson of the Board and the chief executive officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.
2.9 Voting
(a) The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.
(b) Except as otherwise provided by law, the Certificate of Incorporation, these bylaws or the rules of any applicable stock exchange on which the Corporation’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.
(c) Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Incorporation, these bylaws or the rules of any applicable stock exchange.
(d) Except as provided in Section 3.4 and in this Section 2.9, in an election for directors that is not a “contested election,” each director shall be elected by the vote of the majority of the votes cast. A majority of votes cast means that the voting power of the shares cast “for” a director’s election exceeds the voting power of the shares cast “against” that director. The following shall not be votes cast: (a) voting power attributable to a share whose ballot is marked as withheld; (b) voting power attributable to a share otherwise present at the meeting but for which there is an abstention; and (c) voting power attributable to a share otherwise present at the meeting as to which a stockholder gives no authority or direction. In a contested election, the directors shall be elected by the vote of a plurality of the votes cast.
(e) A contested election is one in which, as of the date that is ten (10) calendar days in advance of the date the Corporation files its definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission, the number of nominees exceeds the number of directors to be elected at the meeting.

(f) If a nominee for director in an election that is not a contested election fails to receive the required number of votes for re-election, the director shall, no later than fifteen (15) days following the certification of the stockholder vote (the “Resignation Deadline”), tender such director’s resignation from the Board. Prior to the Voting Threshold Date (as such term is defined in the Certificate of Incorporation), if any nominee failing to be elected by the vote of the majority of the votes cast in an election that is not a contested election (i) tenders a resignation by the Resignation Deadline or (ii) does not tender a resignation by the Resignation Deadline, then the stockholders may take action via consent without a meeting to, in the case of clause (i), appoint a director to fill the vacancy resulting from the resignation of such director (the “Resigned Director”) and, in the case of clause (ii), remove such director (the “Removed Director”) from the Board and, in such action (and only in such action), appoint a director to fill the vacancy resulting from the removal of the Removed Director, provided, that in each case such action by the stockholders without a meeting must be taken no later than thirty (30) days following, in the case of clause (i), the effective date of such resignation and, in the case of clause (ii), the Resignation Deadline. In the event that a director is not appointed by the stockholders pursuant to the preceding sentence to fill the vacancy created by the Resigned Director or the Removed Director, as applicable, neither the Board nor the stockholders of the Corporation may fill such vacancy until the next annual meeting of stockholders. Following the Voting Threshold Date, if any nominee fails to be elected by the vote of the majority of the votes cast in an election that is not a contested election, the Nominating and Corporate Governance Committee shall then make a recommendation to the Board as to whether to request such director’s resignation or whether other action should be taken. Thereafter, the Board will promptly consider and act on the Nominating and Corporate Governance Committee’s recommendation, and if requested, such director will promptly tender his or her resignation.
2.10 Stockholder Action by Consent Without a Meeting
Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A consent must be set forth in writing or in an electronic transmission. No consent shall be effective to take the corporate action referred to therein unless valid consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner prescribed in this Section 2.10 and applicable law within 60 days of the first date on which a consent is so delivered to the Corporation. All references to a consent in this Section 2.10 mean a consent permitted by this Section 2.10 and contemplated by Section 228 of the DGCL.
A consent permitted by this Section 2.10 shall be delivered (i) to the principal place of business of the Corporation; (ii) to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; (iii) to the registered office of the Corporation in the State of Delaware by hand or by certified or registered mail, return receipt requested; or (iv) subject to the next sentence, in accordance with Section 116 of the DGCL, to an information processing system, if any, designated by the Corporation for receiving such consents. In the case of delivery pursuant to the foregoing clause (iv), such consent must set forth or be delivered with information that enables the Corporation to determine the date of delivery of such consent and the identity of the person giving such consent, and, if such consent is given by a person authorized to act for a stockholder as proxy, such consent must comply with the applicable provisions of Sections 212(c)(2) and (3) of the DGCL. A consent may be documented and signed in accordance with Section 116 of the DGCL, and when so documented or signed shall be deemed to be in writing for purposes of the DGCL; provided that if such consent is delivered pursuant to clause (i), (ii) or (iii) of the first sentence of this paragraph, such consent must be reproduced and delivered in paper form.
In the event that the Board shall have instructed the officers of the Corporation to solicit the vote or consent of the stockholders of the Corporation, an electronic transmission of a stockholder consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail (as defined in Section 232 of the DGCL) to the secretary or chief executive officer of the Corporation or to a person designated by the Corporation for receiving such consent, or delivered to an information processing system designated by the Corporation for receiving such consent.
2.11 Record Dates
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than

10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.12 Proxies
Each stockholder entitled to vote at a meeting of stockholders, or to take corporate action by consent without a meeting, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL; provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.
2.13 List of Stockholders Entitled to Vote
The Corporation shall prepare no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.
2.14 Inspectors of Election
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. Such inspectors shall take all actions as contemplated under Section 231 of the DGCL or any successor provision thereto.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.
ARTICLE III - DIRECTORS
3.1 Powers
The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the DGCL or the Certificate of Incorporation.
3.2 Number of Directors
The Board shall consist of one or more members, each of whom shall be a natural person. Unless the Certificate of Incorporation fixes the number of directors and subject to the rights of the holders of any series of Preferred Stock of the Corporation to elect additional directors under specified circumstances, the number of directors shall be determined from time to time by resolution adopted by a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3 Election, Qualification and Term of Office of Directors
Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Certificate of Incorporation or these bylaws. The Certificate of Incorporation or these bylaws may prescribe other qualifications for directors.
If so provided in the Certificate of Incorporation, the directors of the Corporation shall be divided into three classes.
3.4 Resignation and Vacancies
Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the Board, chief executive officer, or secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Except as explicitly otherwise provided in the Certificate of Incorporation and these bylaws or permitted in the specific case by resolution of the Board, and subject to the rights of holders of Preferred Stock of the Corporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.
3.5 Place of Meetings; Meetings by Telephone
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
3.6 Regular Meetings
Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 Special Meetings; Notice
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the secretary or a majority of the Whole Board, provided, that the person(s) authorized to call special meetings of the Board may authorize another person or persons to send notice of such meeting.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by facsimile;
(iv) sent by electronic mail; or
(v) otherwise given by electronic transmission (as defined in Section 232 of the DGCL), directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.
3.8 Quorum; Voting
At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws.
3.9 Board Action by Written Consent Without a Meeting
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission; and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained.
3.10 Fees and Compensation of Directors
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.
3.11 Removal of Directors
Any director may be removed from office only as contemplated in the Certificate of Incorporation or in Section 2.9 of these bylaws.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES
4.1 Committees of Directors
The Board may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2 Committee Minutes
Each committee and subcommittee shall keep regular minutes of its meetings.
4.3 Meetings and Action of Committees
Unless otherwise specified by the Board, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (place of meetings and meetings by telephone);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings and notice);
(iv) Section 3.8 (quorum; voting);
(v) Section 3.9 (action without a meeting); and
(vi) Section 7.4 (waiver of notice)
with such changes in the context of these bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:
(i) the time and place of regular meetings of committees or subcommittees may be determined either by the Board or by the committee or subcommittee;
(ii) special meetings of committees or subcommittees may also be called by the Board or the committee or subcommittee; and
(iii) notice of special meetings of committees or subcommittees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee or subcommittee.
The Board or a committee or subcommittee may adopt rules for the government of any committee or subcommittee.
4.4 Subcommittees
Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V - OFFICERS
5.1 Officers
The officers of the Corporation shall be a chief executive officer, president and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
5.2 Appointment of Officers
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.
5.3 Subordinate Officers
The Board may appoint, or empower any officer to appoint, such other officers as the business of the Corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.
5.4 Removal and Resignation of Officers
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or, except in the case of an officer chosen by the Board unless as otherwise provided by resolution of the Board, by any officer upon whom such power of removal may be conferred by the Board. Notwithstanding the foregoing, the chief executive officer of the Corporation may only be removed by a vote of the majority of the Whole Board.
Any officer may resign at any time by giving notice to the Corporation in writing or by electronic transmission. Any resignation shall take effect at the date of the receipt of that notice or at any later time or upon an event specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5 Vacancies in Offices
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3.
5.6 Representation of Securities of Other Entities
The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other securities of, or interests in, or issued by, any other corporation or corporations or any other entity or entities, and all rights incident to any management authority conferred on the Corporation in accordance with the governing documents of any entity or entities, standing in the name of this Corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7 Authority and Duties of Officers
Each officer of the Corporation shall have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE VI - STOCK
6.1 Stock Certificates; Partly Paid Shares
The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
6.2 Special Designation of Certificates
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 Lost Certificates
Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 Dividends
The Board, subject to any restrictions contained in the Certificate of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Incorporation. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 Transfer of Stock
Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 Stock Transfer Agreements
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.
6.7 Registered Stockholders
The Corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 Notice of Stockholders’ Meetings
Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.
7.2 Notice to Stockholders Sharing an Address
Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.
7.3 Notice to Person with Whom Communication Is Unlawful
Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
7.4 Waiver of Notice
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.
ARTICLE VIII - INDEMNIFICATION
8.1 Indemnification of Directors and Officers in Third-Party Proceedings
Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a

“Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
8.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation
Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
8.3 Successful Defense
To the extent that a present or former director or officer (for purposes of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Corporation may indemnify any other person who is not a present or former director or officer of the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.
8.4 Indemnification of Others
Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.
8.5 Advance Payment of Expenses
Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another Corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.
Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.
8.6 Limitation on Indemnification
Subject to the requirements in Section 8.3 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
8.7 Determination; Claim
If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
8.8 Non-Exclusivity of Rights
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.
8.9 Insurance
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.
8.10 Survival
The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
8.11 Effect of Repeal or Modification
A right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the Certificate of Incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
8.12 Certain Definitions
For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.
ARTICLE IX - GENERAL MATTERS
9.1 Execution of Corporate Contracts and Instruments
Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, the Board may authorize any officer or officers, employee or employees, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
9.2 Fiscal Year
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

9.3 Seal
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
9.4 Construction; Definitions
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.
ARTICLE X - AMENDMENTS
These bylaws may be altered, adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any provision of these bylaws. The Board shall also have the power to adopt, amend or repeal these bylaws; provided, further, however, that, to the fullest extent permitted by law, prior to the Voting Threshold Date, Section 2.9 of these Bylaws shall not be further amended or repealed without the consent of the stockholders and the Board.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.
ARTICLE XI - EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another State court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court, or for which such court does not have subject matter jurisdiction.
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Corporation’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person or other defendant.
Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI. This provision shall be enforceable by any party to a complaint covered by the provisions of this Article XI. For the avoidance of doubt, nothing contained in this Article XI shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.